SEC File Nos. 2-10811
              811-116
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                            Registration Statement
                                    Under
                          the Securities Act of 1933
                        Post-Effective Amendment No.  105
                                      and
                            Registration Statement
                                     Under
                       The Investment Company Act of 1940
                                Amendment No.  29

                       THE INVESTMENT COMPANY OF AMERICA
                (Exact Name of Registrant as specified in charter)
                           333 South Hope Street
                         Los Angeles, California 90071
                    (Address of principal executive offices)
              Registrant's telephone number, including area code:
                               (213) 486-9200

                               Vincent P. Corti
                    Capital Research and Management Company
                            333 South Hope Street
                        Los Angeles, California 90071
                    (name and address of agent for service)


                                  Copies to:
                          ERIC A.S. RICHARDS, ESQ.
                           O'Melveny & Myers LLP
                           400 South Hope Street
                       Los Angeles, California  90071
                        (Counsel for the Registrant)

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on March 15, 2000,  pursuant to paragraph (b) of rule 485.

                     The Investment Company of America/(R)/

                                   Prospectus
                                 MARCH 15, 2000



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 THE INVESTMENT COMPANY OF AMERICA

 333 South Hope Street
 Los Angeles, California 90071


 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objectives, Strategies and Risks       6
 -------------------------------------------------------
  Management and Organization                       9
 -------------------------------------------------------
  Shareholder Information                          12
 -------------------------------------------------------
  Choosing a Share Class                           13
 -------------------------------------------------------
  Purchase and Exchange of Shares                  14
 -------------------------------------------------------
  Sales Charges                                    15
 -------------------------------------------------------
  Sales Charge Reductions and Waivers              17
 -------------------------------------------------------
  Plans of Distribution                            18
 -------------------------------------------------------
  How to Sell Shares                               19
 -------------------------------------------------------
  Distributions and Taxes                          20
 -------------------------------------------------------
  Financial Highlights                             21
 -------------------------------------------------------

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
                                                                  ICA-010-0300/B

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend potential.

 The fund is designed for investors seeking both capital appreciation and income. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

   (Results do not include a sales charge; if one were included, results would be lower.)

 ------------------------------------------------------------------------------
 [bar chart]
 1990   0.68%
 1991  26.54%
 1992   6.99%
 1993  11.62%
 1994   0.16%
 1995  30.63%
 1996  19.35%
 1997  29.81%
 1998  23.94%
 1999  16.56%
 [end bar chart]





 The fund's highest/lowest quarterly results during this time period were:

 HIGHEST                  17.34%   (quarter ended December 31, 1998)
 LOWEST                  -10.84%  (quarter ended September 30, 1990)

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 For periods ended December 31, 1999:

 AVERAGE ANNUAL
 TOTAL RETURN                       ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/1/
 (with the maximum sales charge       9.84%     22.27%     15.33%      13.62%
 deducted)
 ------------------------------------------------------------------------------
 Class B/2/                            N/A        N/A        N/A         N/A
 ------------------------------------------------------------------------------
 S&P 500/3/                          21.01%     28.49%     18.17%      12.43%
 ------------------------------------------------------------------------------
 Lipper Growth and Income Index/4/   11.86%     20.60%     14.38%        N/A
 ------------------------------------------------------------------------------
 Lipper Large-Cap Value Index/5/     10.78%     22.11%     15.42%        N/A
 ------------------------------------------------------------------------------


 Class A yield:  1.45%
 (For current yield information, please call American FundsLine/r/ at 1-800-325-3590)


 1 The fund began investment operations for Class A shares on January 1, 1934
  (its first full month of investment operations).

 2 The fund is beginning investment operations for Class B shares on March 15, 2000.

 3 The Standard & Poor's 500 Composite Index is an asset-weighted, broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.

 4 The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.

 5 The Lipper Large-Cap Value Funds Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain contributions, but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.



 Unlike the bar chart on the previous page, this table reflects the fund's investment results with the maximum initial or deferred sales charge deducted, as required by Securities and Exchange Commission rules. Class A share results are shown with the maximum initial sales charge of 5.75% deducted. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if they were calculated at net asset value. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Class B shares are subject to a maximum deferred sales charge of 5.00% if shares are redeemed within the first year of purchasing them. The deferred sales charge declines thereafter until it reaches 0% after six years. Class B shares convert to Class A shares after eight years. Since the fund's Class B shares begin investment operations on March 15, 2000, no results are available as of the date of this prospectus.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES
 (fees paid directly from your investment)             CLASS A    CLASS B
 --------------------------------------------------------------------------
 Maximum sales charge imposed on purchases              5.75%/1/   0.00%
 (as a percentage of offering price)
 --------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends   0.00%      0.00%
 --------------------------------------------------------------------------
 Maximum deferred sales charge                          0.00%/2/   5.00%/3/
 --------------------------------------------------------------------------
 Redemption or exchange fees                            0.00%      0.00%


 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 3 Deferred sales charges are reduced after 12 months and eliminated after six years.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)  CLASS A    CLASS B/1/
 -----------------------------------------------
 Management Fees                                 0.24%       0.24%
 Distribution and/or Service (12b-1) Fees        0.23%/2/    1.00%/3/
 Other Expenses                                  0.08%       0.08%
 Total Annual Fund Operating Expenses            0.55%       1.32%


 1 Based on estimated amounts for the current fiscal year.

 2 Class A 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

 3 Class B 12b-1 expenses may not exceed 1.00% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The Class A example reflects the maximum initial sales charge in Year One. The Class B-assuming redemption example reflects applicable contingent deferred sales charges through Year Six (after which time they are eliminated). Both Class B examples reflect Class A expenses for Years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

                                   YEAR  YEAR   YEAR   YEAR
                                   ONE   THREE  FIVE   TEN
 Class A                           $628  $741   $865  $1,225
 ----------------------------------------------------------------------------
 Class B - assuming redemption     $634  $818   $923  $1,378
 Class B - assuming no redemption  $134  $418   $723  $1,378

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund's investment objectives are to achieve long-term growth of capital and income. The fund strives to accomplish these objectives through extensive global research, careful selection, and broad diversification. In the selection of securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The fund invests primarily in common stocks. The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of the investment adviser.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.


 OTHER IMPORTANT INVESTMENT PRACTICES

 In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

 The fund may invest in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 For periods ended December 31, 1999:


 AVERAGE ANNUAL
 TOTAL RETURN/1/                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/2/                          16.56%     23.73%     16.02%      13.72%
 (with no sales charge deducted)
 ------------------------------------------------------------------------------
 Class B/3/                            N/A        N/A        N/A         N/A
 ------------------------------------------------------------------------------
 Lipper Growth and Income Index/4/   11.86%     20.60%     14.38%        N/A
 ------------------------------------------------------------------------------
 Lipper Large-Cap Value Index/5/     10.78%     22.11%     15.42%        N/A
 ------------------------------------------------------------------------------


 1 These fund results were calculated at net asset value according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.

 2 The fund began investment operations for Class A shares on January 1, 1934
  (its first full month of investment operations).

 3 The fund is beginning investment operations for Class B shares on March 15, 2000.

 4 The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.

 5 The Lipper Large-Cap Value Funds Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain contributions, but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year, December 31, 1999.

                                                                       PERCENT OF
 LARGEST INVESTMENT CATEGORIES                                         NET ASSETS
 ----------------------------------------------------------------------------------
 Services                                                                26.25%
 ----------------------------------------------------------------------------------
 Capital Equipment                                                       21.02
 ----------------------------------------------------------------------------------
 Consumer Goods                                                          12.44
 ----------------------------------------------------------------------------------
 LARGEST INDUSTRY HOLDINGS
 ----------------------------------------------------------------------------------
 Data Processing & Reproduction                                          10.43%
 ----------------------------------------------------------------------------------
 Broadcasting & Publishing                                                8.64
 ----------------------------------------------------------------------------------
 Diversified Telecommunication Services                                   7.68
 ----------------------------------------------------------------------------------
 Health & Personal Care                                                   6.53
 ----------------------------------------------------------------------------------
 Energy Sources                                                           5.26
 ----------------------------------------------------------------------------------
 LARGEST INDIVIDUAL HOLDINGS
 ----------------------------------------------------------------------------------
 Viacom                                                                   2.94%
 ----------------------------------------------------------------------------------
 Time Warner                                                              2.40
 ----------------------------------------------------------------------------------
 Oracle                                                                   2.15
 ----------------------------------------------------------------------------------
 Fannie Mae                                                               2.11
 ----------------------------------------------------------------------------------
 AT&T Corp. - Liberty Media Group                                         2.07
 ----------------------------------------------------------------------------------
 Microsoft                                                                1.87
 ----------------------------------------------------------------------------------
 Cendant                                                                  1.81
 ----------------------------------------------------------------------------------
 AT&T                                                                     1.78
 ----------------------------------------------------------------------------------
 Sprint FON Group                                                         1.78
 ----------------------------------------------------------------------------------
 Philip Morris                                                            1.61



 Because the fund is actively managed, its holdings will change from time to time.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Investment Company of America are listed on the following page.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

                                                                                            APPROXIMATE YEARS OF EXPERIENCE
                                                                 YEARS OF EXPERIENCE         AS AN INVESTMENT PROFESSIONAL
                                                                AS PORTFOLIO COUNSELOR      (INCLUDING THE LAST FIVE YEARS)
         PORTFOLIO COUNSELORS                                (AND RESEARCH PROFESSIONAL,   -----------------------------------
                  FOR                                             IF APPLICABLE) FOR         WITH CAPITAL
            THE INVESTMENT                                      THE INVESTMENT COMPANY       RESEARCH AND
                COMPANY                                               OF AMERICA              MANAGEMENT
              OF AMERICA             PRIMARY TITLE(S)               (APPROXIMATE)               COMPANY
         ----------------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                           -----------------------------------
         JON B.                 Chairman of the Board of     42 years (plus 5 years as a   48 years           48 years
         LOVELACE, JR.          the fund. Chairman           research professional prior
                                Emeritus, Capital Research   to becoming a portfolio
                                and Management Company       counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         R. MICHAEL             President and Director of    9 years (plus 13 years as a   35 years           35 years
         SHANAHAN               the fund. Chairman of the    research professional prior
                                Board and Principal          to becoming a portfolio
                                Executive Officer, Capital   counselor for the fund)
                                Research and Management
                                Company
         ---------------------------------------------------------------------------------------------------------------------
         WILLIAM C.             Director of the fund.        38 years                      41 years           47 years
         NEWTON                 Senior Partner, The Capital
                                Group Partners L.P.*
                                                             -----------------------------------------------------------------
         ----------------------------------------------------
         GREGG E.               Senior Vice President of     8 years (plus 10 years as a   27 years           27 years
         IRELAND                the fund. Senior Vice        research professional prior
                                President, Capital Research  to becoming a portfolio
                                and Management Company       counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         JAMES B.               Senior Vice President of     8 years (plus 4 years as a    18 years           18 years
         LOVELACE               the fund. Senior Vice        research professional prior
                                President, Capital Research  to becoming a portfolio
                                and Management Company       counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         DONALD D.              Senior Vice President of     8 years (plus 4 years as a    15 years           15 years
         O'NEAL                 the fund. Vice President,    research professional prior
                                Capital Research and         to becoming a portfolio
                                Management Company           counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         JAMES E.               Senior Vice President,       13 years (plus 9 years as a   23 years           28 years
         DRASDO                 Capital Research and         research professional prior
                                Management Company           to becoming a portfolio
                                                             counselor for the fund)
---------------------------------------------------------------------------------------------------------------------------------
         DINA N.                Senior Vice President,       6 years (plus 2 years as a    8 years            22 years
         PERRY                  Capital Research and         research professional prior
                                Management Company           to becoming a portfolio
                                                             counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         JAMES F.               President and Director,      6 years (plus 9 years as a    30 years           30 years
         ROTHENBERG             Capital Research and         research professional prior
                                Management Company           to becoming a portfolio
                                                             counselor for the fund)

           The fund began its first full month of investment operations on January 1, 1934.
         * Company affiliated with Capital Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, Class B shares generally are not available to certain retirement plans (for example, group retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans). Some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact American Funds Service Company, your plan administrator/trustee or dealer.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 CHOOSING A SHARE CLASS

 The fund offers both Class A and Class B shares. Each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation.

 Factors you should consider in choosing a class of shares include:

  -  How long you expect to own the shares

  -  How much you intend to invest

  -  The expenses associated with owning shares of each class

  - Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

 Differences between Class A and Class B shares include:


               CLASS A                                 CLASS B
 ------------------------------------------------------------------------------
  Initial sales charge of up to         No initial sales charge.
  5.75%. Sales charges are reduced
  for purchases of $25,000 or more
  (see "Sales Charges - Class A").
 ------------------------------------------------------------------------------
  Distribution and service (12b-1)      Distribution and service (12b-1) fees
  fees of up to 0.25% annually.         of up to 1.00% annually.
 ------------------------------------------------------------------------------
  Higher dividends than Class B         Lower dividends than Class A shares due
  shares due to lower annual            to higher distribution fees and other
  expenses.                             expenses.
 ------------------------------------------------------------------------------
  No contingent deferred sales charge   A contingent deferred sales charge if
  (except on certain redemptions on     you sell shares within six years of
  purchases of $1 million or more       buying them.  The charge starts at 5%
  bought without an initial sales       and declines thereafter until it
  charge).                              reaches 0% after six years. (see "Sales
                                        Charges - Class B").
 ------------------------------------------------------------------------------
  No purchase maximum.                  Maximum purchase of $100,000.
 ------------------------------------------------------------------------------
                                        Automatic conversion to Class A shares
                                        after eight years, reducing future
                                        annual expenses.
 ------------------------------------------------------------------------------

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into shares of the same class of other funds in The American Funds Group generally without a sales charge. For purposes of computing the contingent deferred sales charge on Class B shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR CLASS A AND B SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

 Your shares will be purchased at the net asset value plus any applicable sales charge in the case of Class A shares, or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. Sales of certain Class A and B shares may be subject to contingent deferred sales charges.

 ---------------------------------------------------------
 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1
 million                          1.50%            1.52%            1.20%
 ------------------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution--

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

 CLASS B

 Class B shares are sold without any initial sales charge. However, a contingent deferred sales charge may be applied to shares you redeem within six years of purchase, as shown in the table below.


 Contingent deferred sales charge
    on shares sold within year      as a % of shares being sold
 ---------------------------------------------------------------
                1                              5.00%
                2                              4.00%
                3                              4.00%
                4                              3.00%
                5                              2.00%
                6                              1.00%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 CLASS B CONVERSION TO A SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that this automatic conversion is not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences. Please see the statement of additional information for more information.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B contingent deferred sales charge using one or any combination of the methods described below, in the statement of additional information and "Welcome to the Family."

 REDUCING YOUR CLASS A SALES CHARGES

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  -  solely controlled business accounts.

  -  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of Class A and/or B shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing Class A and B holdings in the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS combine all Class A and B share non-money market fund purchases, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B SHARES

 The contingent deferred sales charge on Class B shares may be waived in the following cases:

  - to receive payments through systematic withdrawal plans (up to 12% of the value of your account);

  - to receive certain distributions, such as required minimum distributions, from retirement accounts; or

  - for redemptions due to death or post-purchase disability of the shareholder.

 For more information, please consult your financial adviser, the statement of additional information or "Welcome to the Family."

 ---------------------------------------------------------
 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares and up to 1.00% for Class B shares. Up to 0.25% of these payments are used to pay service fees to qualified dealers for providing certain shareholder services. The remaining 0.75% expense for Class B shares is used for financing commissions paid to your dealer. The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated above under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  -  Checks must be made payable to the registered shareholder.

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, if any, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distrib

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
  A similar table will be shown for Class B shares beginning with the fund's 2000 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                         YEARS ENDED DECEMBER 31
                                       ------------------------------
                               1999      1998      1997      1996       1995
                             --------------------------------------------------
 Net Asset Value,             $31.07    $28.25    $24.23    $21.61     $17.67
 Beginning of Year
 ------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           .49       .48       .51       .49        .52
 Net gains or losses on
 securities (both               4.45      5.79      6.61      3.66       4.83
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment          4.94      6.27      7.12      4.15       5.35
 operations
 ------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)             (.51)     (.51)     (.50)     (.50)      (.50)
 Distributions (from           (3.04)    (2.94)    (2.60)    (1.03)      (.91)
 capital gains)
 ------------------------------------------------------------------------------
 Total distributions           (3.55)    (3.45)    (3.10)    (1.53)     (1.41)
 ------------------------------------------------------------------------------
 Net Asset Value,             $32.46    $31.07    $28.25    $24.23     $21.61
 End of Year
 ------------------------------------------------------------------------------
 Total return*                16.56%    22.94%    29.81%    19.35%     30.63%
 ------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year     $56,095   $48,498   $39,718   $30,875    $25,678
 (in millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to           .55%      .55%      .56%      .59%       .60%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income           1.54%     1.65%     1.90%     2.17%      2.70%
 to average net assets
 ------------------------------------------------------------------------------
 Portfolio turnover rate      27.85%    24.28%    26.02%    19.56%     20.37%
 * Excludes maximum sales charge.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The codes of ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The codes of ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-116
                                                       Printed on recycled paper

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
Vincent P. Corti
Secretary

                     The Investment Company of America/(R)/

                                   Prospectus
                                 MARCH 15, 2000



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 THE INVESTMENT COMPANY OF AMERICA

 333 South Hope Street
 Los Angeles, California 90071


 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objectives, Strategies and Risks       6
 -------------------------------------------------------
  Management and Organization                       9
 -------------------------------------------------------
  Shareholder Information                          12
 -------------------------------------------------------
  Choosing a Share Class                           13
 -------------------------------------------------------
  Purchase and Exchange of Shares                  14
 -------------------------------------------------------
  Sales Charges                                    15
 -------------------------------------------------------
  Sales Charge Reductions and Waivers              17
 -------------------------------------------------------
  Plans of Distribution                            18
 -------------------------------------------------------
  How to Sell Shares                               19
 -------------------------------------------------------
  Distributions and Taxes                          20
 -------------------------------------------------------
  Financial Highlights                             21
 -------------------------------------------------------

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
                                                                  ICA-010-0300/B

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend potential.

 The fund is designed for investors seeking both capital appreciation and income. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

   (Results do not include a sales charge; if one were included, results would be lower.)

 ------------------------------------------------------------------------------
 [bar chart]
 1990   0.68%
 1991  26.54%
 1992   6.99%
 1993  11.62%
 1994   0.16%
 1995  30.63%
 1996  19.35%
 1997  29.81%
 1998  23.94%
 1999  16.56%
 [end bar chart]





 The fund's highest/lowest quarterly results during this time period were:

 HIGHEST                  17.34%   (quarter ended December 31, 1998)
 LOWEST                  -10.84%  (quarter ended September 30, 1990)

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 For periods ended December 31, 1999:

 AVERAGE ANNUAL
 TOTAL RETURN                       ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/1/
 (with the maximum sales charge       9.84%     22.27%     15.33%      13.62%
 deducted)
 ------------------------------------------------------------------------------
 Class B/2/                            N/A        N/A        N/A         N/A
 ------------------------------------------------------------------------------
 S&P 500/3/                          21.01%     28.49%     18.17%      12.43%
 ------------------------------------------------------------------------------
 Lipper Growth and Income Index/4/   11.86%     20.60%     14.38%        N/A
 ------------------------------------------------------------------------------
 Lipper Large-Cap Value Index/5/     10.78%     22.11%     15.42%        N/A
 ------------------------------------------------------------------------------


 Class A yield:  1.45%
 (For current yield information, please call American FundsLine/r/ at 1-800-325-3590)


 1 The fund began investment operations for Class A shares on January 1, 1934
  (its first full month of investment operations).

 2 The fund is beginning investment operations for Class B shares on March 15, 2000.

 3 The Standard & Poor's 500 Composite Index is an asset-weighted, broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.

 4 The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.

 5 The Lipper Large-Cap Value Funds Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain contributions, but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.



 Unlike the bar chart on the previous page, this table reflects the fund's investment results with the maximum initial or deferred sales charge deducted, as required by Securities and Exchange Commission rules. Class A share results are shown with the maximum initial sales charge of 5.75% deducted. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if they were calculated at net asset value. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Class B shares are subject to a maximum deferred sales charge of 5.00% if shares are redeemed within the first year of purchasing them. The deferred sales charge declines thereafter until it reaches 0% after six years. Class B shares convert to Class A shares after eight years. Since the fund's Class B shares begin investment operations on March 15, 2000, no results are available as of the date of this prospectus.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES
 (fees paid directly from your investment)             CLASS A    CLASS B
 --------------------------------------------------------------------------
 Maximum sales charge imposed on purchases              5.75%/1/   0.00%
 (as a percentage of offering price)
 --------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends   0.00%      0.00%
 --------------------------------------------------------------------------
 Maximum deferred sales charge                          0.00%/2/   5.00%/3/
 --------------------------------------------------------------------------
 Redemption or exchange fees                            0.00%      0.00%


 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 3 Deferred sales charges are reduced after 12 months and eliminated after six years.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)  CLASS A    CLASS B/1/
 -----------------------------------------------
 Management Fees                                 0.24%       0.24%
 Distribution and/or Service (12b-1) Fees        0.23%/2/    1.00%/3/
 Other Expenses                                  0.08%       0.08%
 Total Annual Fund Operating Expenses            0.55%       1.32%


 1 Based on estimated amounts for the current fiscal year.

 2 Class A 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

 3 Class B 12b-1 expenses may not exceed 1.00% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The Class A example reflects the maximum initial sales charge in Year One. The Class B-assuming redemption example reflects applicable contingent deferred sales charges through Year Six (after which time they are eliminated). Both Class B examples reflect Class A expenses for Years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

                                   YEAR  YEAR   YEAR   YEAR
                                   ONE   THREE  FIVE   TEN
 Class A                           $628  $741   $865  $1,225
 ----------------------------------------------------------------------------
 Class B - assuming redemption     $634  $818   $923  $1,378
 Class B - assuming no redemption  $134  $418   $723  $1,378

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund's investment objectives are to achieve long-term growth of capital and income. The fund strives to accomplish these objectives through extensive global research, careful selection, and broad diversification. In the selection of securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The fund invests primarily in common stocks. The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of the investment adviser.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.


 OTHER IMPORTANT INVESTMENT PRACTICES

 In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

 The fund may invest in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 For periods ended December 31, 1999:


 AVERAGE ANNUAL
 TOTAL RETURN/1/                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/2/                          16.56%     23.73%     16.02%      13.72%
 (with no sales charge deducted)
 ------------------------------------------------------------------------------
 Class B/3/                            N/A        N/A        N/A         N/A
 ------------------------------------------------------------------------------
 Lipper Growth and Income Index/4/   11.86%     20.60%     14.38%        N/A
 ------------------------------------------------------------------------------
 Lipper Large-Cap Value Index/5/     10.78%     22.11%     15.42%        N/A
 ------------------------------------------------------------------------------


 1 These fund results were calculated at net asset value according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.

 2 The fund began investment operations for Class A shares on January 1, 1934
  (its first full month of investment operations).

 3 The fund is beginning investment operations for Class B shares on March 15, 2000.

 4 The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.

 5 The Lipper Large-Cap Value Funds Index is an equally weighted performance index that represents funds which, by practice, invest at least 75% of their equity assets in companies with large market capitalizations. Large-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain contributions, but do not reflect sales charges and commissions. This index was not in existence as of the date the fund began investment operations in 1934, therefore, lifetime results are not available.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year, December 31, 1999.

                                                                       PERCENT OF
 LARGEST INVESTMENT CATEGORIES                                         NET ASSETS
 ----------------------------------------------------------------------------------
 Services                                                                26.25%
 ----------------------------------------------------------------------------------
 Capital Equipment                                                       21.02
 ----------------------------------------------------------------------------------
 Consumer Goods                                                          12.44
 ----------------------------------------------------------------------------------
 LARGEST INDUSTRY HOLDINGS
 ----------------------------------------------------------------------------------
 Data Processing & Reproduction                                          10.43%
 ----------------------------------------------------------------------------------
 Broadcasting & Publishing                                                8.64
 ----------------------------------------------------------------------------------
 Diversified Telecommunication Services                                   7.68
 ----------------------------------------------------------------------------------
 Health & Personal Care                                                   6.53
 ----------------------------------------------------------------------------------
 Energy Sources                                                           5.26
 ----------------------------------------------------------------------------------
 LARGEST INDIVIDUAL HOLDINGS
 ----------------------------------------------------------------------------------
 Viacom                                                                   2.94%
 ----------------------------------------------------------------------------------
 Time Warner                                                              2.40
 ----------------------------------------------------------------------------------
 Oracle                                                                   2.15
 ----------------------------------------------------------------------------------
 Fannie Mae                                                               2.11
 ----------------------------------------------------------------------------------
 AT&T Corp. - Liberty Media Group                                         2.07
 ----------------------------------------------------------------------------------
 Microsoft                                                                1.87
 ----------------------------------------------------------------------------------
 Cendant                                                                  1.81
 ----------------------------------------------------------------------------------
 AT&T                                                                     1.78
 ----------------------------------------------------------------------------------
 Sprint FON Group                                                         1.78
 ----------------------------------------------------------------------------------
 Philip Morris                                                            1.61



 Because the fund is actively managed, its holdings will change from time to time.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Investment Company of America are listed on the following page.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

                                                                                            APPROXIMATE YEARS OF EXPERIENCE
                                                                 YEARS OF EXPERIENCE         AS AN INVESTMENT PROFESSIONAL
                                                                AS PORTFOLIO COUNSELOR      (INCLUDING THE LAST FIVE YEARS)
         PORTFOLIO COUNSELORS                                (AND RESEARCH PROFESSIONAL,   -----------------------------------
                  FOR                                             IF APPLICABLE) FOR         WITH CAPITAL
            THE INVESTMENT                                      THE INVESTMENT COMPANY       RESEARCH AND
                COMPANY                                               OF AMERICA              MANAGEMENT
              OF AMERICA             PRIMARY TITLE(S)               (APPROXIMATE)               COMPANY
         ----------------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                           -----------------------------------
         JON B.                 Chairman of the Board of     42 years (plus 5 years as a   48 years           48 years
         LOVELACE, JR.          the fund. Chairman           research professional prior
                                Emeritus, Capital Research   to becoming a portfolio
                                and Management Company       counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         R. MICHAEL             President and Director of    9 years (plus 13 years as a   35 years           35 years
         SHANAHAN               the fund. Chairman of the    research professional prior
                                Board and Principal          to becoming a portfolio
                                Executive Officer, Capital   counselor for the fund)
                                Research and Management
                                Company
         ---------------------------------------------------------------------------------------------------------------------
         WILLIAM C.             Director of the fund.        38 years                      41 years           47 years
         NEWTON                 Senior Partner, The Capital
                                Group Partners L.P.*
                                                             -----------------------------------------------------------------
         ----------------------------------------------------
         GREGG E.               Senior Vice President of     8 years (plus 10 years as a   27 years           27 years
         IRELAND                the fund. Senior Vice        research professional prior
                                President, Capital Research  to becoming a portfolio
                                and Management Company       counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         JAMES B.               Senior Vice President of     8 years (plus 4 years as a    18 years           18 years
         LOVELACE               the fund. Senior Vice        research professional prior
                                President, Capital Research  to becoming a portfolio
                                and Management Company       counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         DONALD D.              Senior Vice President of     8 years (plus 4 years as a    15 years           15 years
         O'NEAL                 the fund. Vice President,    research professional prior
                                Capital Research and         to becoming a portfolio
                                Management Company           counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         JAMES E.               Senior Vice President,       13 years (plus 9 years as a   23 years           28 years
         DRASDO                 Capital Research and         research professional prior
                                Management Company           to becoming a portfolio
                                                             counselor for the fund)
---------------------------------------------------------------------------------------------------------------------------------
         DINA N.                Senior Vice President,       6 years (plus 2 years as a    8 years            22 years
         PERRY                  Capital Research and         research professional prior
                                Management Company           to becoming a portfolio
                                                             counselor for the fund)
                                                                                           -----------------------------------
         ----------------------------------------------------------------------------------
         JAMES F.               President and Director,      6 years (plus 9 years as a    30 years           30 years
         ROTHENBERG             Capital Research and         research professional prior
                                Management Company           to becoming a portfolio
                                                             counselor for the fund)

           The fund began its first full month of investment operations on January 1, 1934.
         * Company affiliated with Capital Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, Class B shares generally are not available to certain retirement plans (for example, group retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans). Some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact American Funds Service Company, your plan administrator/trustee or dealer.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 CHOOSING A SHARE CLASS

 The fund offers both Class A and Class B shares. Each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation.

 Factors you should consider in choosing a class of shares include:

  -  How long you expect to own the shares

  -  How much you intend to invest

  -  The expenses associated with owning shares of each class

  - Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

 Differences between Class A and Class B shares include:


               CLASS A                                 CLASS B
 ------------------------------------------------------------------------------
  Initial sales charge of up to         No initial sales charge.
  5.75%. Sales charges are reduced
  for purchases of $25,000 or more
  (see "Sales Charges - Class A").
 ------------------------------------------------------------------------------
  Distribution and service (12b-1)      Distribution and service (12b-1) fees
  fees of up to 0.25% annually.         of up to 1.00% annually.
 ------------------------------------------------------------------------------
  Higher dividends than Class B         Lower dividends than Class A shares due
  shares due to lower annual            to higher distribution fees and other
  expenses.                             expenses.
 ------------------------------------------------------------------------------
  No contingent deferred sales charge   A contingent deferred sales charge if
  (except on certain redemptions on     you sell shares within six years of
  purchases of $1 million or more       buying them.  The charge starts at 5%
  bought without an initial sales       and declines thereafter until it
  charge).                              reaches 0% after six years. (see "Sales
                                        Charges - Class B").
 ------------------------------------------------------------------------------
  No purchase maximum.                  Maximum purchase of $100,000.
 ------------------------------------------------------------------------------
                                        Automatic conversion to Class A shares
                                        after eight years, reducing future
                                        annual expenses.
 ------------------------------------------------------------------------------

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into shares of the same class of other funds in The American Funds Group generally without a sales charge. For purposes of computing the contingent deferred sales charge on Class B shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR CLASS A AND B SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

 Your shares will be purchased at the net asset value plus any applicable sales charge in the case of Class A shares, or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. Sales of certain Class A and B shares may be subject to contingent deferred sales charges.

 ---------------------------------------------------------
 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1
 million                          1.50%            1.52%            1.20%
 ------------------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution--

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

 CLASS B

 Class B shares are sold without any initial sales charge. However, a contingent deferred sales charge may be applied to shares you redeem within six years of purchase, as shown in the table below.


 Contingent deferred sales charge
    on shares sold within year      as a % of shares being sold
 ---------------------------------------------------------------
                1                              5.00%
                2                              4.00%
                3                              4.00%
                4                              3.00%
                5                              2.00%
                6                              1.00%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 CLASS B CONVERSION TO A SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that this automatic conversion is not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences. Please see the statement of additional information for more information.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B contingent deferred sales charge using one or any combination of the methods described below, in the statement of additional information and "Welcome to the Family."

 REDUCING YOUR CLASS A SALES CHARGES

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  -  solely controlled business accounts.

  -  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of Class A and/or B shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing Class A and B holdings in the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS combine all Class A and B share non-money market fund purchases, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B SHARES

 The contingent deferred sales charge on Class B shares may be waived in the following cases:

  - to receive payments through systematic withdrawal plans (up to 12% of the value of your account);

  - to receive certain distributions, such as required minimum distributions, from retirement accounts; or

  - for redemptions due to death or post-purchase disability of the shareholder.

 For more information, please consult your financial adviser, the statement of additional information or "Welcome to the Family."

 ---------------------------------------------------------
 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares and up to 1.00% for Class B shares. Up to 0.25% of these payments are used to pay service fees to qualified dealers for providing certain shareholder services. The remaining 0.75% expense for Class B shares is used for financing commissions paid to your dealer. The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated above under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  -  Checks must be made payable to the registered shareholder.

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, if any, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distrib

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
  A similar table will be shown for Class B shares beginning with the fund's 2000 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                         YEARS ENDED DECEMBER 31
                                       ------------------------------
                               1999      1998      1997      1996       1995
                             --------------------------------------------------
 Net Asset Value,             $31.07    $28.25    $24.23    $21.61     $17.67
 Beginning of Year
 ------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           .49       .48       .51       .49        .52
 Net gains or losses on
 securities (both               4.45      5.79      6.61      3.66       4.83
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment          4.94      6.27      7.12      4.15       5.35
 operations
 ------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)             (.51)     (.51)     (.50)     (.50)      (.50)
 Distributions (from           (3.04)    (2.94)    (2.60)    (1.03)      (.91)
 capital gains)
 ------------------------------------------------------------------------------
 Total distributions           (3.55)    (3.45)    (3.10)    (1.53)     (1.41)
 ------------------------------------------------------------------------------
 Net Asset Value,             $32.46    $31.07    $28.25    $24.23     $21.61
 End of Year
 ------------------------------------------------------------------------------
 Total return*                16.56%    22.94%    29.81%    19.35%     30.63%
 ------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year     $56,095   $48,498   $39,718   $30,875    $25,678
 (in millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to           .55%      .55%      .56%      .59%       .60%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income           1.54%     1.65%     1.90%     2.17%      2.70%
 to average net assets
 ------------------------------------------------------------------------------
 Portfolio turnover rate      27.85%    24.28%    26.02%    19.56%     20.37%
 * Excludes maximum sales charge.

THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                  THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The codes of ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The codes of ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-116
                                                       Printed on recycled paper

                       THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                      Statement of Additional Information

                                 March 15, 2000


This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the "fund" or "ICA") dated March 15, 2000. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:


                       The Investment Company of America
                              Attention: Secretary
                              333 South Hope Street
                           Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        6
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .        7
Advisory Board  . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       23
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       27
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       30
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Shareholder Account Services and Privileges . . . . . . . . . . . .       33
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       36
General Information . . . . . . . . . . . . . . . . . . . . . . . .       37
Class A Share Investment Results and Related Statistics . . . . . .       38
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Financial Statements




                   The Investment Company of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

 .    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. Government).

DEBT SECURITIES

 .    The fund's investments in straight debt securities must be rated A or above by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

 .    The fund may invest up to 10% of its securities in issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stock may be similar to those of equity securities. Some types of convertible preferred stock automatically convert into common stock. Non-convertible preferred stock with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity


                   The Investment Company of America - Page 2 securities. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


                   The Investment Company of America - Page 3

CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:


                   The Investment Company of America - Page 4

Which involves promotion or business management by the fund;


In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.


Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed without shareholder approval:


                   The Investment Company of America - Page 5

Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgement makes such action seem advisable.


Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933.


All fund operations are supervised by the fund's Board of Directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has two classes of shares - Class A and Class B. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors. Class A and Class B shareholders have exclusive voting rights with respect to the rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                   The Investment Company of America - Page 6

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                               AGGREGATE
                                                                                              COMPENSATION
                                                                                         (INCLUDING VOLUNTARILY
                                                                                                DEFERRED
                                                                                            COMPENSATION/1/)
                                                                                             FROM THE FUND
                                 POSITION                                                  DURING FISCAL YEAR
                                   WITH             PRINCIPAL OCCUPATION(S) DURING               ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                   PAST 5 YEARS                  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
 Charles H. Black              Director         Private investor and consultant;                $ 65,500
 525 Alma Real Drive                            former Executive Vice President and
 Pacific Palisades, CA                          Director, KaiserSteel Corporation
 90272
 Age: 73
-----------------------------------------------------------------------------------------------------------------
 Ann S. Bowers                 Director         Senior Trustee, The Noyce Foundation            $ 65,500
 The Noyce Foundation
 450 Sheridan Avenue
 Palo Alto, CA 94306
 Age: 62
-----------------------------------------------------------------------------------------------------------------
 Louise H. Bryson              Director         Director and former Chairman of the             $51,000/3/
 17877 Von Karman Ave.                          Board, KCET - Los Angeles Public
 Suite 500                                      Television Station; former Senior Vice
 Irvine, CA 92615                               President, fx Networks, Inc: Fox Inc.
 Age: 55
-----------------------------------------------------------------------------------------------------------------
 Malcolm R. Currie             Director         Chairman Emeritus, Hughes Aircraft              $51,000/3/
 28780 Wagon Road                               Company
 Agoura, CA 91301
 Age: 73
-----------------------------------------------------------------------------------------------------------------
 + Jon B. Lovelace, Jr.        Chairman of      Chairman Emeritus, Capital Research              None/4/
 333 South Hope Street         the Board        and Management Company
 Los Angeles, CA 90071
 Age: 73
-----------------------------------------------------------------------------------------------------------------
 John G. McDonald              Director         The IBJ Professor of Finance, Graduate          $69,500/3/
 Graduate School of                             School of Business, Stanford
 Business                                       University
 Stanford University
 Stanford, CA 94305
 Age: 62
-----------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck              Director        Senior Associate, Reuters Foundation;           $ 53,000
 1333 H Street, NW                              Senior Fellow, Institute for
 Washington, D.C. 20005                         International Economics;  former Vice
 Age: 55                                        President, Brookings Institution;
                                                Consultant, The Independent of London
                                                                                         ------------------------
-----------------------------------------------------------------------------------------
 Richard G. Newman             Director         Chairman, President and CEO, AECOM              $53,000/3/
 3250 Wilshire Blvd.                            Technology Corporation (architectural
 Los Angeles, CA 90010                          engineering)
 Age: 65
-----------------------------------------------------------------------------------------------------------------
 + William C. Newton           Director         Senior Partner, The Capital Group                None/4/
 333 South Hope Street                          Partners L.P.*
 Los Angeles, CA 90071
 Age: 69
-----------------------------------------------------------------------------------------------------------------
 + James W. Ratzlaff           Vice Chairman    Senior Partner, The Capital Group                None/4/
 P.O. Box 7650                 of the Board     Partners L.P.
 San Francisco, CA 94120       and Director
 Age: 63
-----------------------------------------------------------------------------------------------------------------
 Olin C. Robison               Director         President of the Salzburg Seminar;              $57,000/3/
 The Marble Works                               President Emeritus, Middlebury College
 2 Maple Street
 Middlebury, VT 05753
 Age: 63
-----------------------------------------------------------------------------------------------------------------
 + R. Michael Shanahan         President and    Chairman of the Board and Principal              None/4/
 333 South Hope Street         Director         Executive Officer, Capital Research
 Los Angeles, CA 90071                          and Management Company
 Age: 61
-----------------------------------------------------------------------------------------------------------------
 William J. Spencer            Director         Chairman and Chief Executive Officer,           $65,500/3/
 2706 Montopolis Drive                          SEMATECH (research and development
 Austin, TX 78741                               consortium)
 Age: 69
-----------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM      TOTAL NUMBER
                                  ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND          BOARDS
                                   MANAGEMENT COMPANY          ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
   NAME, ADDRESS AND AGE      YEAR ENDED DECEMBER 31, 1999    SERVES/2/
--------------------------------------------------------------------------
 Charles H. Black                      $  95,333                   1
 525 Alma Real Drive
 Pacific Palisades, CA
 90272
 Age: 73
--------------------------------------------------------------------------
 Ann S. Bowers                         $  65,500                   1
 The Noyce Foundation
 450 Sheridan Avenue
 Palo Alto, CA 94306
 Age: 62
--------------------------------------------------------------------------
 Louise H. Bryson                      $51,000/3/                  1
 17877 Von Karman Ave.
 Suite 500
 Irvine, CA 92615
 Age: 55
--------------------------------------------------------------------------
 Malcolm R. Currie                     $51,000/3/                  1
 28780 Wagon Road
 Agoura, CA 91301                                           --------------
 Age: 73
------------------------------------------------------------
 + Jon B. Lovelace, Jr.                  None/4/                   3
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 73
--------------------------------------------------------------------------
 John G. McDonald                      $229,500/3/                 8
 Graduate School of
 Business
 Stanford University
 Stanford, CA 94305
 Age: 62
--------------------------------------------------------------------------
 Bailey Morris-Eck                     $  64,000                   3
 1333 H Street, NW
 Washington, D.C. 20005
 Age: 55
--------------------------------------------------------------------------
 Richard G. Newman                     $99,800/3/                 13
 3250 Wilshire Blvd.
 Los Angeles, CA 90010
 Age: 65
--------------------------------------------------------------------------
 + William C. Newton                     None/4/                   1
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 69
--------------------------------------------------------------------------
 + James W. Ratzlaff                     None/4/                   7
 P.O. Box 7650
 San Francisco, CA 94120
 Age: 63
--------------------------------------------------------------------------
 Olin C. Robison                       $96,000/3/                  3
 The Marble Works
 2 Maple Street
 Middlebury, VT 05753
 Age: 63
--------------------------------------------------------------------------
 + R. Michael Shanahan                   None/4/                   2
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 61
--------------------------------------------------------------------------
 William J. Spencer                    $65,500/3/                  1
 2706 Montopolis Drive
 Austin, TX 78741                                           --------------
 Age: 69
------------------------------------------------------------



                   The Investment Company of America - Page 7

                   The Investment Company of America - Page 8

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia,


                   The Investment Company of America - Page 9

  The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under
  Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3)
  organization");      (ii) any trust, the present or future beneficiary of
  which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) during the 1999 fiscal year for participating Directors is as follows: Louise H. Bryson ($7,817), Malcolm R. Currie ($264,411), John G. McDonald ($490,066), Richard
  G. Newman ($232,544), Olin C. Robison ($46,357) and William J. Spencer ($231,504). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 Jon B. Lovelace, Jr., William C. Newton, James W. Ratzlaff, and R. Michael
  Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                  The Investment Company of America - Page 10

                                    OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Gregg E. Ireland        50   Senior Vice      Senior Vice President, Capital
3000 K Street, N.W.          President        Research and Management Company
Washington, DC 20007
-------------------------------------------------------------------------------
James B. Lovelace       43   Senior Vice      Senior Vice President, Capital
333 South Hope Street        President        Research and Management Company
Los Angeles, CA 90071
-------------------------------------------------------------------------------
Donald D. O'Neal        39   Senior Vice      Vice President, Capital Research
P.O. Box 7650                President        and Management Company
San Francisco, CA
94120
-------------------------------------------------------------------------------
Joyce E. Gordon         43   Vice President   Senior Vice President and
333 South Hope Street                         Director,
Los Angeles, CA 90071                         Capital Research Company*
-------------------------------------------------------------------------------
Anne M. Llewellyn       52   Vice President   Associate, Capital Research and
333 South Hope Street                         Management Company
Los Angeles, CA 90071
-------------------------------------------------------------------------------
Patricia L. Pinney      43   Vice President   Vice President, Capital Research
333 South Hope Street                         Company*
Los Angeles, CA 90071
-------------------------------------------------------------------------------
Vincent P. Corti        43   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
Thomas M. Rowland       58   Treasurer        Senior Vice President - Fund
135 South State                               Business Management Group,
College Blvd.                                 Capital Research and Management
Brea, CA 92821                                Company
-------------------------------------------------------------------------------
R. Marcia Gould         45   Assistant        Vice President - Fund Business
135 South State              Treasurer        Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   37   Assistant        Vice President - Fund Business
135 South State              Treasurer        Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company.

All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $40,000 to Directors who are not affiliated with the Investment Adviser, plus $2,000 for each Board of Directors meeting attended, plus $1,000 for each meeting attended as a member of a


                  The Investment Company of America - Page 11 committee of the Board of Directors. In addition, members of the Proxy Committee receive an annual retainer fee of $12,500.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 15, 2000 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                  The Investment Company of America - Page 12

                             ADVISORY BOARD MEMBERS

                       ADVISORY BOARD MEMBER COMPENSATION

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The fund pays fees of $5,000 per annum to Advisory Board members who are not affiliated with the Investment Adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors. The members of the Advisory Board and their current or former principal occupations are as follows:



                                                                                          TOTAL COMPENSATION
                                                                                         (INCLUDING VOLUNTARILY
                                                                                               DEFERRED
                                                                      AGGREGATE            COMPENSATION/1/)
                                                                    COMPENSATION            FROM ALL FUNDS
                                                                     (INCLUDING           MANAGED BY CAPITAL
                                                                     VOLUNTARILY             RESEARCH AND
                                                                      DEFERRED             MANAGEMENTCOMPANY        TOTAL NUMBER
                                                                  COMPENSATION/1/)       OR ITS AFFILIATES/2/      OF FUND BOARDS
                          POSITION           PRINCIPAL              FROM THE FUND           FOR THE FISCAL            ON WHICH
                            WITH           OCCUPATION(S)         DURING FISCAL YEAR           YEAR ENDED           ADVISORY BOARD
NAME, ADDRESS AND AGE    REGISTRANT     DURING PAST 5 YEARS    ENDED DECEMBER 31, 1999     DECEMBER 31, 1999      MEMBER SERVES/2/
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby,       Advisory      Partner, Faegre &               $ 8,250                 $   8,250                 1
 Jr.                     Board         Benson (law firm)
 2200 Norwest Center     Member
 90 South Seventh
 Street
 Minneapolis, MN
 55402
 Age: 61
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg       Advisory      President, Santa Fe             $ 8,250                 $   8,250                 1
 1399 Hyde Park Road     Board         Institute; Research
 Santa Fe, NM 87501      Member        Professor, University
 Age: 54                               of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 Allan E. Gotlieb        Advisory      Former Canadian                 $ 4,750                 $   4,750                 1
 P.O. Box 85             Board         Ambassador to the
 Toronto, Ontario M5L    Member        United States
 1B9
 Canada
 Age: 72
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling        Advisory      President, Minnesota            $8,250/3/               $105,750/3/               6
 45 East Seventh         Board         Public Radio;
 Street                  Member        President,
 St. Paul, MN 55101                    Greenspring Co.;
 Age: 57                               former President,
                                       American Public Radio
                                       (now Public Radio
                                       International)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Advisory      Chichele Professor of           $ 8,250                 $  51,250                 3
 Witney, OXON            Board         the History of War
 United Kingdom          Member        and Fellow of All
 Age: 63                               Souls College
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon        Advisory      Managing Director,              $ 8,250                 $  43,250                 3
 15600 N.W. 67th         Board         Partisan Management
 Avenue                  Member        Group; former
 Miami Lakes, FL                       Chairman of the
 33014                                 Board, Novoste
 Age: 65                               Corporation
-----------------------------------------------------------------------------------------------------------------------------------




                  The Investment Company of America - Page 13

                  The Investment Company of America - Page 14

1 Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designed by the Advisory Board member.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1999 for participating Advisory Board members is as follows: William H. Kling ($46,742). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.


                  The Investment Company of America - Page 15

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until April 30, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors and members of the advisory board unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                  The Investment Company of America - Page 16

As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1.0 billion of net assets, plus 0.336% on net assets over $1.0 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3.0 billion to $5.0 billion, plus 0.258% on net assets over $5.0 billion to $8.0 billion, plus 0.246% on net assets over $8.0 billion to $13.0 billion, plus 0.24% on net assets over $13.0 billion to $21.0 billion, plus 0.235% on net assets over $21.0 billion to $34.0 billion, plus 0.231% on net assets in excess of $34.0 billion.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended December 31, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $127,846,000, $108,430,000, and $90,386,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted Plans of Distribution (the Plans), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of Class A shares during the 1999 fiscal year amounted to $23,548,000 after allowance of $118,979,000 to dealers.


During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $18,078,000 and $16,839,000, respectively on sales of Class A shares after an allowance of $93,515,000 and $88,584,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plans due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans.


                  The Investment Company of America - Page 17

Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans the fund may expend up to 0.25% of its net assets annually for Class A shares and up to 1.00% of its net assets annually for Class B shares to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made.


For Class A shares these include up to 0.25% in service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, rollover IRA accounts as described in "Individual Retirement Account (IRA) Rollovers" below, and retirement plans, endowments or foundations with $50 million or more in assets). For Class B shares these include 0.25% in service fees for qualified dealers and 0.75% in payments to the Principal Underwriter for financing commissions paid to qualified dealers selling Class B shares.


Commissions on sales of Class A shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Class A Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable. During the 1999 fiscal year, the fund paid or accrued $118,280,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares. As of December 31, 1999, accrued and unpaid distribution expenses were $8,873,000.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


                  The Investment Company of America - Page 18

Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the


                  The Investment Company of America - Page 19 dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund


                  The Investment Company of America - Page 20 shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess


                  The Investment Company of America - Page 21 distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                  The Investment Company of America - Page 22

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax--


                  The Investment Company of America - Page 23

Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000 Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                            FUND      FUND
                                                           NUMBER    NUMBER
 FUND                                                      CLASS A   CLASS B
 ----                                                      -------   -------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . .     02        202
 American Balanced Fund/(R)/ . . . . . . . . . . . . . .     11        211
 American Mutual Fund/(R)/ . . . . . . . . . . . . . . .     03        203
 Capital Income Builder/(R)/ . . . . . . . . . . . . . .     12        212
 Capital World Growth and Income Fund/SM/  . . . . . . .     33        233
 EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . .     16        216
 Fundamental Investors/SM/ . . . . . . . . . . . . . . .     10        210
 The Growth Fund of America/(R)/ . . . . . . . . . . . .     05        205
 The Income Fund of America/(R)/ . . . . . . . . . . . .     06        206
 The Investment Company of America/(R)/  . . . . . . . .     04        204
 The New Economy Fund/(R)/ . . . . . . . . . . . . . . .     14        214
 New Perspective Fund/(R)/ . . . . . . . . . . . . . . .     07        207
 New World Fund/SM/  . . . . . . . . . . . . . . . . . .     36        236
 SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . .     35        235
 Washington Mutual Investors Fund/SM/  . . . . . . . . .     01        201
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/ . . . . .     40        240
 American High-Income Trust/SM/  . . . . . . . . . . . .     21        221
 The Bond Fund of America/SM/  . . . . . . . . . . . . .     08        208
 Capital World Bond Fund/(R)/  . . . . . . . . . . . . .     31        231
 Intermediate Bond Fund of America/SM/ . . . . . . . . .     23        223
 Limited Term Tax-Exempt Bond Fund of America/SM/  . . .     43        243
 The Tax-Exempt Bond Fund of America/(R)/  . . . . . . .     19        219
 The Tax-Exempt Fund of California/(R)/* . . . . . . . .     20        220
 The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . .     24        224
 The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . .     25        225
 U.S. Government Securities Fund/SM/ . . . . . . . . . .     22        222


 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/ . . . . . . .     09        209
 The Tax-Exempt Money Fund of America/SM/  . . . . . . .     39        N/A
 The U.S. Treasury Money Fund of America/SM/ . . . . . .     49        N/A
 ___________
 *Available only in certain states.



                  The Investment Company of America - Page 24

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)



                                                                    DEALER
                                            SALES CHARGE AS       CONCESSION
                                           PERCENTAGE OF THE:    AS PERCENTAGE
                                           ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                     NET AMOUNT  OFFERING     OFFERING
                                          -INVESTED-   PRICE         PRICE
------------------------------------------ --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .         6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .         5.26       5.00          4.25
$50,000 but less than $100,000. .           4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .          3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .           3.63       3.50          2.75
$250,000 but less than $500,000 .           2.56       2.50          2.00
$500,000 but less than $750,000 .           2.04       2.00          1.60
$750,000 but less than $1 million           1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by


                  The Investment Company of America - Page 25 investors in certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A SHARES - A contingent deferred sales charge of 1% applies to redemptions made from funds, other than the money market funds, within 12 months following Class A share purchases of $1 million or more made without an initial sales charge. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" below.


DEALER COMMISSIONS ON CLASS A SHARES - The following commissions (up to 1%) will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution plan investing $1 million or more, or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with collective assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


                  The Investment Company of America - Page 26

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



  CONTINGENT DEFERRED SALES CHARGE
     ON SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                 1                                    5.00%
                 2                                    4.00%
                 3                                    4.00%
                 4                                    3.00%
                 5                                    2.00%
                 6                                    1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first and then shares that you have owned the longest during the six-year period. CLASS B SHARES ARE NOT AVAILABLE TO CERTAIN RETIREMENT PLANS, INCLUDING GROUP RETIREMENT PLANS SUCH AS 401(K) PLANS, EMPLOYER-SPONSORED 403(B) PLANS, AND MONEY PURCHASE PENSION AND PROFIT SHARING PLANS.


Compensation equal to 4% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


CONVERSION OF CLASS B SHARES TO CLASS A SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The conversion of Class B shares to Class A shares after eight years is subject to the Internal Revenue Service's continued position that the conversion of Class B shares is not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. At your option, Class B shares may still be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee; HOWEVER, SUCH AN EXCHANGE COULD CONSTITUTE A TAXABLE EVENT FOR YOU, AND ABSENT SUCH AN EXCHANGE, CLASS B SHARES WOULD CONTINUE TO BE SUBJECT TO HIGHER EXPENSES FOR LONGER THAN EIGHT YEARS.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                  The Investment Company of America - Page 27

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see below), as well as purchases of Class B shares, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:


                  The Investment Company of America - Page 28

     . employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     . business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of Class A and/or B shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing Class A and B holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                  The Investment Company of America - Page 29

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% of the net asset value of the account each year.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Systematic withdrawal plans (SWPs) - investors who set up a SWP (see "Automatic Withdrawals" below) may withdraw up to 12% of the net asset value of their account each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from an employer-sponsored retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A and B shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets from a plan that offered the American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to investments of $1 million or more (see "Dealer Commissions on Class A Shares" above).


                  The Investment Company of America - Page 30

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                  The Investment Company of America - Page 31

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A and B shares may be subject to deferred sales charges. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s)

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).


                  The Investment Company of America - Page 32

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B shares of The Cash Management Trust.

If you sell Class B shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any contingent deferred sales charge, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A or Class B shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any contingent deferred sales charge on Class A shares will be credited to your account). Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a


                  The Investment Company of America - Page 33 weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are


                  The Investment Company of America - Page 34 processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


                  The Investment Company of America - Page 35

REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's articles of incorporatoin permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 1999, 1998 and 1997, amounted to $22,412,000, $18,546,000 and
$16,553,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Lincoln National Life Insurance Company was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Lincoln National Life Insurance Company in the amount of $72,000,000 as of the close of its most recent fiscal year.


                  The Investment Company of America - Page 36

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $29,652,000 for the 1999 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES AND REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually. In addition, shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses and shareholder reports. To receive additional copies of a prospectus or report, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                  The Investment Company of America - Page 37

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $32.46
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $34.44


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.45% based on a 30-day (or one month) period ended December 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one year total return and average annual total return for the five- and ten-year periods ended December 31, 1999 were 9.84%, 22.27% and 15.33%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on December 31, 1999 were 16.56%, 23.73% and 16.02%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B shares.


                  The Investment Company of America - Page 38

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                  The Investment Company of America - Page 39

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                  The Investment Company of America - Page 40

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                  The Investment Company of America - Page 41

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                  The Investment Company of America - Page 42



INVESTMENT PORTFOLIO - December 31, 1999
------------------------------------------     ----------
                                               Percent of
Largest Individual Equity Holdings             Net Assets
------------------------------------------     ----------
Viacom                                               2.94%
Time Warner                                          2.40
Oracle                                               2.15
Fannie Mae                                           2.11
AT&T Corp.-Liberty Media Group                       2.07
Microsoft                                            1.87
Cendant                                              1.81
AT&T                                                 1.78
Sprint FON Group                                     1.78
Philip Morris                                        1.61

------------------------------------------     ----------

                                               Percent of
Largest Industry Holdings                      Net Assets
------------------------------------------     ----------
Data Processing & Reproduction                      10.43%
Broadcasting & Publishing                            8.64
Diversified Telecommunication Services               7.68
Health & Personal Care                               6.53
Energy Sources                                       5.26

------------------------------------------     ----------

                                               Percent of
Largest Investment Categories                  Net Assets
------------------------------------------     ----------
Services                                            26.25%
Capital Equipment                                   21.02
Consumer Goods                                      12.44
------------------------------------------     ----------


Companies appearing in the portfolio listing
 since June 30, 1999
------------------------------------------
Becton, Dickinson
Berkshire Hathaway
Chubb
Conoco
Delphi Automotive Systems
Dollar General
Dow Chemical
Fluor
Hitachi
Infinity Broadcasting
Knight-Ridder
MBNA
MediaOne Group
NEC
New York Times
PE
Pinnacle West Capital
Providian Financial
Qwest Communications International
R.J. Reynolds Tobacco Holdings
Williams Companies
------------------------------------------
Companies eliminated from the portfolio listing
 since June 30, 1999
------------------------------------------
Ameritech
Atlantic Richfield
Baxter International
Bayer AG
Browning-Ferris Industries
Chase Manhattan
Comcast
DaimlerChrysler
Genuine Parts
Georgia-Pacific Timber Group
KeySpan
LifePoint Hospitals
Nestle
Nissan Motor
Praxair
SunTrust Banks
Triad Hospitals
Tribune

The Investment Company of America
Investment Portfolio, December 31, 1999
                                                                                                        Market
                                                                                            Number of    Value   Percent of
Equity Securities                                                                            Shares   (millions) Net Assets
--------------------------------------------                                                --------   --------   --------
ENERGY
ENERGY SOURCES  -  5.26%
BP Amoco PLC (ADR)                                                                           2,500,000   $148.281        .26
Broken Hill Proprietary Co. Ltd.                                                             4,057,166     53.273        .09
Chevron Corp.                                                                                3,170,000    274.601        .49
Conoco Inc., Class A                                                                         6,650,000    164.587
Conoco Inc., Class B                                                                         9,681,845    240.836        .72
Exxon Mobil Corp.                                                                            1,056,120     85.084        .15
Kerr-McGee Corp.                                                                               860,600     53.357        .10
Murphy Oil Corp.                                                                             2,175,000    124.790        .22
Phillips Petroleum Co.                                                                       7,400,000    347.800        .62
Royal Dutch Petroleum Co. (New York Registered Shares)                                       9,300,000    562.069
"Shell" Transport and Trading Co., PLC (New York Registered Shares)                          1,000,000     49.250       1.09
Texaco Inc.                                                                                  3,250,000    176.516        .31
TOTAL FINA SA, Class B                                                                       1,273,469    169.747
TOTAL FINA SA, Class B (ADR)                                                                 3,453,833    239.178        .73
Unocal Corp.                                                                                 5,764,700    193.478        .36
USX-Marathon Group                                                                           2,800,000     69.125        .12
UTILITIES: ELECTRIC & GAS  -  1.03%
Ameren Corp.                                                                                   600,000     19.650        .04
American Electric Power Co., Inc.                                                            3,000,000     96.375        .17
Duke Energy Corp.                                                                            1,375,000     68.922        .12
Florida Progress Corp.                                                                         400,000     16.925        .03
GPU, Inc.                                                                                    2,579,900     77.236        .14
Pinnacle West Capital Corp.                                                                  2,900,000     88.631        .16
Southern Co.                                                                                 3,400,000     79.900        .14
Williams Companies, Inc.                                                                     4,250,000    129.891        .23
                                                                                                      ---------- ----------
                                                                                                        3,529.502       6.29
                                                                                                      ---------- ----------

MATERIALS
CHEMICALS  -  2.80%
Air Products and Chemicals, Inc.                                                             1,700,000     57.056        .10
Dow Chemical Co.                                                                             3,400,000    454.325        .81
E.I. du Pont de Nemours and Co.                                                              1,899,500    125.129        .22
Imperial Chemical Industries PLC (ADR)                                                       5,300,000    225.581        .40
International Flavors & Fragrances Inc.                                                      1,527,000     57.644        .10
Monsanto Co.                                                                                18,243,500    649.925       1.17
FOREST PRODUCTS & PAPER  -  2.29%
Champion International Corp.                                                                 1,950,000    120.778        .22
Fort James Corp.                                                                            10,700,000    292.912        .52
Georgia-Pacific Corp., Georgia-Pacific Group                                                 8,225,000    417.419        .74
International Paper Co.                                                                      2,881,236    162.610        .29
Louisiana-Pacific Corp.                                                                      4,675,000     66.619        .12
Weyerhaeuser Co.                                                                             3,100,000    222.619        .40
METALS: NONFERROUS  -  1.65%
Alcoa Inc.                                                                                   8,776,700    728.466       1.30
Freeport-McMoRan Copper & Gold Inc., Class B (1)                                             2,200,000     46.475        .08
Phelps Dodge Corp.                                                                           1,696,300    113.864        .20
WMC Ltd.                                                                                     7,500,000     41.360        .07
                                                                                                      ---------- ----------
                                                                                                        3,782.782       6.74
                                                                                                      ---------- ----------

CAPITAL EQUIPMENT
AEROSPACE & MILITARY TECHNOLOGY  -  0.64%
Boeing Co.                                                                                   2,500,000    103.906        .19
Northrop Grumman Corp.                                                                         985,000     53.252        .09
Raytheon Co., Class A                                                                        2,536,335     62.933
Raytheon Co., Class B                                                                        1,700,000     45.156        .19
United Technologies Corp.                                                                    1,440,000     93.600        .17
DATA PROCESSING & REPRODUCTION  -  10.43%
Cisco Systems, Inc. (1)                                                                      5,300,000    567.762       1.01
Compaq Computer Corp.                                                                        5,046,100    136.560        .24
Computer Associates International, Inc.                                                     12,295,000    859.882       1.53
Fujitsu Ltd.                                                                                13,173,000    600.765       1.07
Hewlett-Packard Co.                                                                          3,800,000    432.963        .77
International Business Machines Corp.                                                        6,000,000    648.000       1.16
Microsoft Corp. (1)                                                                          9,000,000  1,050.750       1.87
Oracle Corp. (1)                                                                            10,750,000  1,204.672       2.15
3Com Corp. (1)                                                                               5,100,000    239.700        .43
Xerox Corp.                                                                                  5,000,000    113.438        .20
ELECTRICAL & ELECTRONIC  -  2.12%
Hitachi, Ltd.                                                                                8,500,000    136.426        .24
Lucent Technologies Inc.                                                                     1,600,000    119.700        .21
NEC Corp.                                                                                    5,000,000    119.152        .21
Nortel Networks Corp.                                                                          800,000     80.800        .14
Siemens AG                                                                                   3,200,000    406.585        .73
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                               5,000,000    328.437        .59
ELECTRONIC COMPONENTS  -  4.55%
Corning Inc.                                                                                 4,775,000    615.677       1.10
Intel Corp.                                                                                  4,850,000    399.216        .71
Micron Technology, Inc. (1)                                                                  5,333,700    414.695        .74
Motorola, Inc.                                                                               1,960,000    288.610        .51
Texas Instruments Inc.                                                                       8,580,000    831.188       1.49
ELECTRONIC INSTRUMENTS  -  0.67%
PE Corp.                                                                                     3,111,900    374.400        .67
ENERGY EQUIPMENT  -  0.81%
Baker Hughes Inc.                                                                            6,505,600    137.024        .24
Schlumberger Ltd.                                                                            5,650,000    317.813        .57
INDUSTRIAL COMPONENTS  -  0.40%
Dana Corp.                                                                                   2,121,500     63.512        .11
Delphi Automotive Systems Corp.                                                              5,764,088     90.784        .16
Illinois Tool Works Inc.                                                                     1,000,000     67.563        .13
MACHINERY & ENGINEERING  -  1.40%
Caterpillar Inc.                                                                             2,600,000    122.362        .22
Cummins Engine Co., Inc.                                                                     1,700,000     82.131        .15
Deere & Co.                                                                                  5,700,000    247.238        .44
Fluor Corp.                                                                                  1,400,000     64.225        .11
Ingersoll-Rand Co.                                                                           1,894,800    104.332        .19
Parker Hannifin Corp.                                                                        1,900,000     97.494        .17
Thermo Electron Corp. (1)                                                                    5,000,000     75.000        .12
                                                                                                      ---------- ----------
                                                                                                       11,797.703      21.02
                                                                                                      ---------- ----------

CONSUMER GOODS
APPLIANCES & HOUSEHOLD DURABLES  -  0.16%
Newell Rubbermaid Inc.                                                                       3,000,000     87.000        .16
AUTOMOBILES  -  0.69%
Ford Motor Co.                                                                               3,250,000    173.672        .31
General Motors Corp.                                                                           800,000     58.150        .10
Honda Motor Co., Ltd.                                                                        4,246,000    157.906        .28
BEVERAGES & TOBACCO  -  2.55%
PepsiCo, Inc.                                                                               12,600,000    444.150        .79
Philip Morris Companies Inc.                                                                39,000,000    904.313       1.61
R.J. Reynolds Tobacco Holdings, Inc.                                                         4,461,666     78.637        .15
FOOD & HOUSEHOLD PRODUCTS  -  2.01%
Archer Daniels Midland Co.                                                                   8,280,000    100.912        .18
Bestfoods                                                                                    1,200,000     63.075        .11
Colgate-Palmolive Co.                                                                        1,300,000     84.500        .15
General Mills, Inc.                                                                          8,300,000    296.725        .53
Nabisco Group Holdings Corp.                                                                16,000,000    170.000        .30
Procter & Gamble Co.                                                                           850,000     93.128        .17
Sara Lee Corp.                                                                              11,500,000    253.719        .45
Unilever NV (New York Registered Shares)                                                     1,200,000     65.325        .12
HEALTH & PERSONAL CARE  -  6.53%
Abbott Laboratories                                                                          3,000,000    108.937        .19
American Home Products Corp.                                                                 1,000,000     39.438        .07
AstraZeneca PLC                                                                             13,350,900    560.574
AstraZeneca PLC (ADR)                                                                          199,000      8.308       1.01
Avon Products, Inc.                                                                          5,939,800    196.013        .35
Becton, Dickinson and Co.                                                                    3,100,000     82.925        .15
Bristol-Myers Squibb Co.                                                                     6,530,000    419.144        .75
Cardinal Health, Inc., Class A                                                               4,225,000    202.272        .36
Eli Lilly and Co.                                                                            4,793,200    318.748        .57
Kimberly-Clark Corp.                                                                         2,975,000    194.119        .35
Merck & Co., Inc.                                                                            5,000,000    335.313        .60
Pfizer Inc                                                                                  12,800,000    415.200        .74
Pharmacia & Upjohn, Inc.                                                                     3,000,000    135.000        .24
Schering-Plough Corp.                                                                        4,400,000    185.625        .33
Warner-Lambert Co.                                                                           5,625,000    460.898        .82
RECREATION & OTHER CONSUMER PRODUCTS  -  0.19%
Eastman Kodak Co.                                                                            1,100,000     72.875        .13
Hasbro, Inc.                                                                                 1,700,000     32.406        .06
TEXTILES & APPAREL  -  0.31%
NIKE, Inc., Class B                                                                          3,487,200    172.834        .31
                                                                                                      ---------- ----------
                                                                                                        6,971.841      12.44
                                                                                                      ---------- ----------

SERVICES
BROADCASTING & PUBLISHING  -  8.64%
AT&T Corp. - Liberty Media Group (1)                                                        20,503,806  1,163.591       2.07
CBS Corp. (1)                                                                                2,000,000    127.875        .23
Dow Jones & Co., Inc.                                                                        1,800,000    122.400        .22
Houston Industries, Inc. (converting to Time Warner Inc.) 7.00% ACES
 convertible preferred                                                                         500,000     60.250        .11
Infinity Broadcasting Corp. (1)                                                              1,424,100     51.535        .09
Knight-Ridder, Inc.                                                                          3,880,000    230.860        .41
MediaOne Group, Inc. (1)                                                                       600,000     46.087        .08
New York Times Co., Class A                                                                  1,000,000     49.125        .09
Time Warner Inc.                                                                            18,576,900  1,345.664       2.40
Viacom Inc., Class A (1)                                                                     2,392,800    144.615
Viacom Inc., Class B (1)                                                                    24,900,000  1,504.894       2.94
BUSINESS SERVICES  -  3.04%
Cendant Corp. (1)                                                                           38,300,000  1,017.344       1.81
FDX Corp. (1)                                                                                2,870,000    117.491        .21
Interpublic Group of Companies, Inc.                                                         5,349,700    308.611        .55
Waste Management, Inc.                                                                      15,030,000    258.328        .47
DIVERSIFIED TELECOMMUNICATION SERVICES  -  7.68%
AT&T Corp.                                                                                  19,697,650    999.656       1.78
Deutsche Telekom AG                                                                          9,900,000    704.129       1.26
GTE Corp.                                                                                    2,000,000    141.125        .25
MCI WorlCom, Inc. (1)                                                                        6,075,000    322.355        .57
Qwest Communications International Inc. (1)                                                  1,250,000     53.750        .10
SBC Communications Inc.                                                                      6,503,600    317.050        .57
Sprint FON Group                                                                            14,840,000    998.918       1.78
Telefonica, SA (ADR) (1)                                                                     2,397,305    188.938        .34
Telefonos de Mexico, SA de CV, Class L (ADR)                                                 2,057,400    231.457        .41
U S WEST, Inc.                                                                               4,870,000    350.640        .62
HEALTH CARE PROVIDERS & SERVICES  -  0.54%
Columbia/HCA Healthcare Corp.                                                                7,600,000    222.775        .40
United HealthCare Corp.                                                                      1,550,000     82.344        .14
INFORMATION TECHNOLOGY CONSULTING & SERVICES  -  0.14%
Electronic Data Systems Corp.                                                                1,200,000     80.325        .14
LEISURE & TOURISM  -  0.99%
McDonald's Corp.                                                                             2,400,000     96.750        .17
Seagram Co. Ltd.                                                                             9,385,000    421.738
Seagram Co. Ltd. 7.50% ACES convertible preferred                                              900,000     40.500        .82
MERCHANDISING  -  3.40%
Albertson's, Inc.                                                                           11,740,800    378.641        .67
AutoZone, Inc. (1)                                                                           4,140,000    133.774        .24
Dillard's Inc., Class A                                                                      1,995,000     40.274        .07
Dollar General Corp.                                                                         1,000,000     22.750        .04
J.C. Penney Co., Inc.                                                                        4,200,000     83.737        .15
Limited Inc.                                                                                 7,900,000    342.169        .61
Lowe's Companies, Inc.                                                                       8,368,500    500.018        .89
May Department Stores Co.                                                                    2,718,450     87.670        .16
Wal-Mart Stores, Inc.                                                                        4,600,000    317.975        .57
TRANSPORTATION: AIRLINES  -  0.82%
AMR Corp. (1)                                                                                5,550,000    371.850        .66
Delta Air Lines, Inc.                                                                        1,742,100     86.778        .16
WIRELESS TELECOMMUNICATION SERVICES  -  1.00%
Vodafone AirTouch PLC (ADR)                                                                 11,295,500    559.127       1.00
                                                                                                      ---------- ----------
                                                                                                       14,725.883      26.25
                                                                                                      ---------- ----------

FINANCE
BANKING  -  4.76%
Bank of America Corp.                                                                       13,477,100    676.382       1.21
BANK ONE CORP.                                                                               6,935,000    222.353        .40
Comerica Inc.                                                                                  750,000     35.016        .06
First Union Corp.                                                                            9,500,000    311.719        .56
Fleet Boston Financial Corp. (formerly BankBoston Corp.)                                     3,079,440    107.203        .19
KeyCorp                                                                                      5,200,000    115.050        .21
National City Corp.                                                                          2,000,000     47.375        .08
Toronto-Dominion Bank                                                                        4,848,900    129.941        .23
U.S. Bancorp                                                                                 2,831,250     67.419        .12
Wachovia Corp.                                                                                 900,000     61.200        .11
Washington Mutual, Inc.                                                                     18,250,000    474.500        .85
Wells Fargo & Co.                                                                           10,483,200    423.914        .74
FINANCIAL SERVICES  -  4.14%
Associates First Capital Corp., Class A                                                      2,000,000     54.875        .10
Fannie Mae                                                                                  18,996,800  1,186.113       2.11
Freddie Mac                                                                                  2,400,000    112.950        .20
Household International, Inc.                                                               13,000,000    484.250        .86
MBNA Corp.                                                                                   3,080,000     83.930        .15
Providian Financial Corp.                                                                    1,000,000     91.063        .16
SLM Holding Corp.                                                                            7,357,000    310.833        .56
INSURANCE  -  2.42%
Aetna Inc.                                                                                   1,000,000     55.813        .10
Allstate Corp.                                                                               7,150,000    171.600        .31
American General Corp.                                                                       2,010,000    152.509        .27
American International Group, Inc.                                                           3,375,000    364.922        .65
Aon Corp.                                                                                    4,000,000    160.000        .29
Chubb Corp.                                                                                  1,842,600    103.761        .18
Jefferson-Pilot Corp.                                                                        2,200,000    150.150        .27
Lincoln National Corp.                                                                       1,800,000     72.000        .13
SAFECO Corp.                                                                                 1,781,800     44.322        .08
St. Paul Companies, Inc.                                                                     2,400,000     80.850        .14
                                                                                                      ---------- ----------
                                                                                                        6,352.013      11.32
                                                                                                      ---------- ----------

OTHER
MULTI-INDUSTRY  -  0.59%
Berkshire Hathaway Inc., Class A (1)                                                             1,488     83.477        .15
Canadian Pacific Ltd.                                                                        2,375,000     51.211        .09
Honeywell International Inc. (formerly AlliedSignal Inc.)                                    2,700,000    155.756        .28
Minnesota Mining and Manufacturing Co.                                                         120,000     11.745        .02
Textron Inc.                                                                                   400,000     30.675        .05
GOLD MINES  -  0.62%
Barrick Gold Corp.                                                                           7,000,000    123.813        .22
Newmont Mining Corp.                                                                         5,600,000    137.200        .25
Placer Dome Inc.                                                                             8,000,000     86.000        .15
MISCELLANEOUS  -  1.88%
Equity securities in initial period of acquisition                                                      1,046.967       1.88
                                                                                                      ---------- ----------
                                                                                                        1,726.844       3.09
                                                                                                      ---------- ----------
Total Equity Securities (cost: $27,721.177 million)                                                    48,886.568      87.15
                                                                                                      ---------- ----------

                                                                                            Principal
                                                                                             Amount
Short Term Securities                                                                      (millions)
--------------------------------------------                                                --------   --------   --------
U.S. TREASURIES AND OTHER FEDERAL AGENCIES  -  6.20%
Fannie Mae 5.20%-5.80% due 1/18-6/22/2000                                                     $793.167    778.036       1.39
Federal Farm Credit Bank Notes 5.42% due 2/4/2000                                               20.800     20.686        .04
Federal Home Loan Banks 5.22%-5.63% due 1/21-5/24/2000                                       1,453.240  1,431.552       2.55
Freddie Mac 5.202%-5.54% due 1/10-3/30/2000                                                    847.090    839.906       1.49
Student Loan Marketing Assn. 5.796%-5.869% due 4/20-5/18/2000                                  155.000    155.009        .28
Tennessee Valley Authority Discount Notes 5.51% due 3/3-3/13/2000                              100.000     98.943        .18
World Bank Discount Notes 5.49%-5.55% due 1/24-1/25/2000                                       150.000    149.436        .27
CORPORATE SHORT-TERM NOTES  -  6.48%
AIG Funding Inc. 5.84% due 1/20/2000                                                            50.000     49.838        .09
Albertson's Inc. 5.85% due 1/20/2000 (2)                                                        63.000     62.798        .11
American Express Credit Corp. 5.35%-6.38% due 1/4-2/1/2000                                      93.200     92.911        .17
American General Corp. 5.88% due 2/2/2000                                                       25.000     24.866
American General Finance Corp. 5.69%-5.76% due 2/18/2000                                        50.000     49.592        .13
Anheuser-Busch Companies, Inc. 5.86% due 2/3/2000                                               30.000     29.834        .05
Archer Daniels Midland Co. 5.33%-5.80% due 1/26-4/3/2000                                        85.000     84.154        .15
Associates First Capital Corp. 4.00%-6.03% due 1/3-2/28/2000                                   124.800    123.976        .22
Bell Atlantic Network Funding Corp 5.82%-5.95% due 1/11-1/13/2000                              103.000    102.797        .18
BellSouth Telecommunications, Inc. 5.50%-5.87% due 2/14-2/25/2000                              148.000    146.783        .26
Campbell Soup Co. 5.92%-6.01% due 2/18-2/28/2000                                                48.400     47.968        .09
Chevron USA Inc. 5.80%-6.05% due 1/11-2/3/2000                                                  91.700     91.472        .16
Coca-Cola Co. 5.30%-5.83% due 1/31-2/29/2000                                                   139.900    138.980        .24
Colgate-Palmolive Co. 5.83% due 1/31/2000 (2)                                                   25.000     24.874        .04
Walt Disney Co. 5.74%-5.88% due 2/18-4/7/2000                                                   55.130     54.368        .09
Duke Energy Corp. 5.60%-5.66% due 2/4/2000                                                     100.000     99.434        .18
E.I. du Pont de Nemours and Co. 5.30%-5.82% due 1/19-3/9/2000                                  137.400    136.541        .23
Eastman Kodak Co. 5.70%-5.71% due 2/8-2/15/2000                                                 83.000     82.428        .15
Emerson Electric Co. 5.31%-5.60% due 1/18-2/23/2000                                             65.000     64.569        .11
Ford Motor Credit Co. 5.35%-5.81% due 1/5-2/4/2000                                             122.400    121.857        .22
Fortune Brands Inc. 5.40%-6.05% due 1/21-2/16/2000 (2)                                          64.000     63.663        .12
Gannett Co., Inc. 5.80%-5.85% due 1/14-1/20/2000 (2)                                           100.000     99.724        .18
General Electric Capital Corp. 5.71%-5.96% due 2/3-3/20/2000                                   172.500    170.687        .32
General Motors Acceptance Corp. 5.74%-6.12% due 1/24-3/6/2000                                  127.500    126.732        .23
Gillette Co. 5.90%-5.92% due 1/19/2000 (2)                                                      80.000     79.751        .14
H.J. Heinz Co. 5.34%-5.95% due 1/19-1/28/2000                                                   76.000     75.724        .13
Household Finance Corp. 5.69%-5.94% due 1/13-3/8/2000                                          144.050    142.830        .25
IBM Credit Corp. 5.70%-5.91% due 1/28-3/7/2000                                                 125.000    123.974        .21
Johnson & Johnson 5.60%-5.81% due 1/25-4/14/2000 (2)                                            80.000     79.262        .14
Kellogg Co. 5.80% due 3/8/2000 (2)                                                              35.000     34.630        .06
Lucent Technologies Inc. 5.33%-5.83% due 1/28-4/19/2000                                        135.000    133.258        .23
Merck & Co. Inc. 5.29%-5.72% due 2/1-2/11/2000                                                 108.300    107.653        .20
Minnesota Mining and Manufacturing Co. 5.60% due 2/23/2000                                      50.000     49.552        .09
Mobil Corp. 5.90% due 1/26/2000 (2)                                                             37.300     37.141        .07
Monsanto Co. 5.40%-5.87% due 1/31-2/28/2000                                                     58.800     58.369        .10
Motorola Inc. 5.15%-5.81% due 1/21-1/27/2000                                                    36.100     35.975        .06
Nordstrom, Inc. 5.85% due 2/14/2000                                                             18.200     18.061        .03
Pfizer Inc. 5.60%-5.80% due 2/2-3/17/2000 (2)                                                  155.800    154.376        .28
Procter & Gamble Co. 5.82%-5.90% due 1/10-1/26/2000                                            151.500    151.093        .27
Sara Lee Corp. 5.80%-5.87% due 1/18-1/27/2000                                                   75.000     74.746        .13
SBC Communications Inc. 5.63%-5.90% due 1/19-3/24/2000 (2)                                     123.000    122.174        .22
Texaco Inc. 5.70%-5.83% due 1/26-2/11/2000                                                      65.000     64.619        .15
CERTIFICATES OF DEPOSIT  -  0.08%
Morgan Guaranty Trust Co. of New York 6.08% due 3/21/2000                                       50.000     50.018        .08
                                                                                                      ---------- ----------
Total Short-Term Securities (cost: $7,158.776 million)                                                  7,157.620      12.76
                                                                                                      ---------- ----------
Excess of cash and receivables over payables                                                               51.041        .09
                                                                                                      ---------- ----------
Total Short-Term Securities, Cash and Receivables, Net of Payables                                      7,208.661      12.85
                                                                                                      ---------- ----------
Net Assets                                                                                             56,095.229     100.00
                                                                                                      ---------- ----------

(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

ADR=American Depositary Receipts

See Notes to Financial Statements




The Investment Company of America
Financial Statements
-----------------------------------------                -------------      -------------
Statement of Assets and Liabilities                                           (dollars in
at December 31, 1999                                                            millions)
----------------------------------------                 -------------      -------------
Assets:
Investment securities at market
 (cost: $27,721.177)                                                          $48,886.568
Short-term securities at market
 (cost: $7,158.776)                                                             7,157.620
Cash                                                                                 .148
Receivables for-
 Sales of investments                                            $.000
 Sales of fund's shares                                        $51.324
 Dividends and accrued interest                                 62.770            114.094
                                                         -------------      -------------
                                                                               56,158.430
Liabilities:
Payables for-
 Purchases of investments                                         .000
 Repurchases of fund's shares                                   41.484
 Management services                                            11.383
 Accrued expenses                                               10.334             63.201
                                                         -------------      -------------
Net Assets at December 31, 1999-
 Equivalent to $32.46 per share on
 1,728,032,586 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                                         $56,095.229
                                                                            =============


Statement of Operations                                                       (dollars in
for the year ended December 31, 1999                                            millions)
-----------------------------------------                -------------      -------------
Investment Income:
Income:
 Dividends                                                    $680.619
 Interest                                                      406.393      $   1,087.012
                                                         -------------
Expenses:
 Management services fee                                       127.846
 Distribution expenses                                         118.280
 Transfer agent fee                                             29.652
 Reports to shareholders                                          .785
 Registration statement and
  prospectus                                                     2.278
 Postage, stationery and supplies                                6.414
 Directors' fees                                                  .577
 Auditing and legal fees                                          .112
 Custodian fee                                                   1.030
 Taxes other than federal income tax                              .443
 Other expenses                                                   .288            287.705
                                                         -------------      -------------
 Net investment income                                                            799.307
                                                                            -------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                              5,292.279
 Net increase in unrealized
  appreciation on investments                                                   1,931.502
                                                                            -------------
  Net realized gain and increase in
   unrealized appreciation on investments                                       7,223.781
                                                                            -------------
Net Increase in Net Assets Resulting
 from Operations                                                              $ 8,023.088
                                                                            =============



----------------------------------------                 -------------      -------------
                                                                              (dollars in
                                                                                millions)

                                                            Year ended        December 31
Statement of Changes in Net Assets                                1999               1998
-----------------------------------------                -------------      -------------
Operations:
Net investment income                                      $   799.307        $   716.799
Net realized gain on investments                             5,292.279          4,437.555
Net increase in unrealized
 appreciation on investments                                 1,931.502          3,902.006
                                                         -------------      -------------
 Net increase in net assets
  resulting from operations                                  8,023.088          9,056.360
                                                         -------------      -------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income                          (807.510)          (729.026)
Distributions from net realized
 gain on investments                                        (4,829.809)        (4,219.066)
                                                         -------------      -------------
 Total dividends and distributions                          (5,637.319)        (4,948.092)
                                                         -------------      -------------
Capital Share Transactions:
Proceeds from shares sold: 174,371,241
 and 175,861,192 shares, respectively                        5,697.501          5,363.712
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 166,620,357 and 152,955,982
 shares, respectively                                        5,204.804          4,569.218
Cost of shares repurchased: 174,052,877
 and 173,627,274 shares, respectively                       (5,690.428)        (5,261.288)
                                                         -------------      -------------
 Net increase in net assets resulting from
  capital share transactions                                 5,211.877          4,671.642
                                                         -------------      -------------
Total Increase in Net Assets                                 7,597.646          8,779.910

Net Assets:
Beginning of year                                           48,497.583         39,717.673
                                                         -------------      -------------
End of year (including undistributed
 net investment income: $299.609
 and $307.707, respectively)                               $56,095.229        $48,497.583
                                                         =============      =============





See Notes to Financial Statements


 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.
Effective January 3, 2000, the fund's par value changed from $1 to $0.001.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $$when-issued'' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENT TAXATION

Dividend income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1999, such non-U.S. taxes were $10,762,000. Net realized currency gains on dividends, withholding taxes reclaimable, and other receivables and payables, on a book basis, were $105,000 for the year ended December 31, 1999.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $21,173,557,000, of which $22,759,715,000 related to appreciated securities and $1,586,158,000 related to depreciated securities. During the year ended December 31, 1999, the fund realized, on a tax basis, a net capital gain of $5,292,174,000 on securities transactions. Net gains related to non-U.S. currency transactions of $105,000 were treated as an increase to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $34,870,631,000 at December 31, 1999.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $127,846,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through December 31, 1999, provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1999, distribution expenses under the Plan were $118,280,000. As of December 31, 1999, accrued and unpaid distribution expenses were $8,873,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $23,548,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $29,652,000.

DEFERRED DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $1,319,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. WARRANTS

Option warrants are outstanding, which may be exercised at any time for the purchase of 822,245 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1999, the net assets of the fund would have been $56,099,539,000; the shares outstanding would have been 1,728,855,000; and the net asset value would have been equivalent to $32.45 per share. During the year ended December 31, 1999, 591 warrants were exercised for the purchase of 12,966 shares.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,518,060,000 and $13,244,773,000, respectively, during the year ended December 31, 1999.

As of December 31, 1999, accumulated undistributed net realized gain on investments was $685,747,000 and additional paid-in capital was $32,217,640,000. The fund reclassified $105,000 from undistributed net realized currency gains to undistributed net investment income and $271,056,000 from undistributed net realized gains to additional paid-in capital for the year ended December 31, 1999 as a result of permanent differences between book and tax.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,030,000 includes $91,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios                                            Year ended
                                                                    December 31
                                                  1999        1998          1997      1996       1995
Net Asset Value, Beginning of Year               $31.07      $28.25      $24.23    $21.61     $17.67
                                            --------------------------------------------------------
 Income From Investment Operations:
  Net investment income                             .49         .48         .51       .49        .52
  Net gains or losses on securities (both
   realized and unrealized)                        4.45        5.79        6.61      3.66       4.83
                                            --------------------------------------------------------
   Total from investment operations                4.94        6.27        7.12      4.15       5.35
                                            ----------- ----------- ----------- --------- -----------
 Less Distributions:
  Dividends (from net investment income)           (.51)       (.51)       (.50)     (.50)      (.50)
  Distributions (from capital gains)              (3.04)      (2.94)      (2.60)    (1.03)      (.91)
                                            ----------- ----------- ----------- --------- -----------
   Total distributions                            (3.55)      (3.45)      (3.10)    (1.53)     (1.41)
                                            ----------- ----------- ----------- --------- ----------
Net Asset Value, End of Year                     $32.46      $31.07      $28.25    $24.23     $21.61
                                             ==========  ==========  ==========  ========   ========

Total Return (1)                                  16.56%      22.94%     29.81%     19.35%     30.63%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)           $56,095     $48,498     $39,718   $30,875    $25,678
 Ratio of expenses to average net assets            .55%        .55%        .56%      .59%       .60%
 Ratio of net income to average net assets         1.54%       1.65%       1.90%     2.17%      2.70%
 Portfolio turnover rate - common stocks         27.72%       25.43%      24.08%    17.46%     20.91%
 Portfolio turnover rate - investment securi     27.85%       24.28%      26.02%    19.56%     20.37%



(1) Excludes maximum sales charge of 5.75%.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of The Investment Company of America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 28, 2000

1999 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share


To Shareholders         Payment Date              From Net          From Net               From

of Record                                         Investment         Realized Short-       Net Realized

                                                  Income            Term Gains              Long-Term Gains

March 5, 1999           March 8, 1999             $0.12             -                      $0.30

June 4, 1999            June 7, 1999              0.12              -                      -

September 3, 1999       September 7, 1999         0.12              -                      -

December 13, 1999       December 14, 1999         0.15              -                       2.74


The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 75% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



RESULT OF MEETING OF SHAREHOLDERS HELD OCTOBER 19, 1999
(adjourned session November 16, 1999)

Shares Outstanding on August 20, 1999                  1,591,374,904
Shares Voting on October 19, 1999 (proposals 1 and 4) 1,020,391,945 (64.1%) Shares Voting on November 16, 1999
(adjourned session - proposals 2 and 3)                1,185,412,382 (74.5%)

PROPOSAL 1:
ELECTION OF DIRECTORS

                                                      Percent of                      Percent of

                            Votes                     Shares          Votes           Shares

Director                    For                       Voting For      Withheld        Withheld



Charles H. Black            1,006,699,251             99%             13,692,694      1%

Ann S. Bowers               1,007,367,857             99              13,024,088      1

Louise H. Bryson            1,006,706,402             99              13,685,543      1

Malcolm R. Currie           1,006,807,629             99              13,584,316      1

Jon B. Lovelace, Jr.        1,006,738,908             99              13,653,037      1

John G. McDonald            1,007,179,556             99              13,212,389      1

Bailey Morris-Eck           1,006,923,342             99              13,468,603      1

Richard G. Newman           1,007,145,218             99              13,246,727      1

William C. Newton           1,007,273,416             99              13,118,529      1

James W. Ratzlaff           1,007,337,706             99              13,054,239      1

Olin C. Robison             1,006,852,752             99              13,539,193      1

R. Michael Shanahan         1,007,557,258             99              12,834,687      1

William J. Spencer          1,007,254,338             99              13,137,607      1




PROPOSAL 2:

Amendments to Certificate of Incorporation (i) increasing the authorized shares of capital stock, (ii) establishing a new class of common stock and (iii) authorizing the Board to create additional series of shares within the new class of common stock

PROPOSAL 3:

Amendment to Certificate of Incorporation reducing the par value per share of capital stock

PROPOSAL 4:


Ratification of Accountants

                                  Percent of                      Percent of

                                  Shares                          Shares                            Percent of

                 Votes            Voting         Votes            Voting                            Shares

                 For              For            Against          Against         Abstentions       Abstaining



Proposal 2       827,588,205      91%            38,273,476       4%              47,835,925        5%

(Broker nonvotes = 271,714,776)




Proposal 3       800,229,624      88%            54,877,058       6%              58,590,924        6%

(Broker nonvotes = 271,714,776)




Proposal 4       990,514,162      97%            5,750,141        1%              24,127,642        2%



                                     PART C
                                 OTHER INFORMATION
                       THE INVESTMENT COMPANY OF AMERICA

ITEM 23. EXHIBITS

(a) Certificate of Amendment of Certificate of Incorporation dated 12/26/99; Certificate of Designation, Series B Alternative Common Stock dated 1/6/2000
(b) Previously filed (see Post-Effective Amendment No. 101 filed 2/27/97)
(c) Share Certificate
(d) Form of Investment Advisory and Service Agreement
(e) Form of Amended and Restated Principal Underwriting Agreement
(f) None
(g) Foreign Custody Manager Agreement
(h) None
(i) Legal Opinion for Class B Shares
(j) Consent of Independent Accountants
(k) None
(l) None
(m) Form of Plan of Distribution relating to Class B Shares
(n) Form of Multiple Class Plan
(o) None
(p) Codes of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company. These policies insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONTINUED)

The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

ITEM 25.  INDEMNIFICATION (CONTINUED)

 The By-Laws of the Registrant state:

37A. (a) The corporation shall indemnify its directors and officers, and may indemnify its employees and agents, against any liability or cost arising out of their service to the corporation, to the fullest extent permitted by the law of the State of Delaware, except as set forth in paragraph (b) and except as conditioned by paragraph (c).

 (b) The corporation may not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct").

 (c) Indemnification by the corporation of any director or officer against any liability to the corporation or to its stockholders is conditioned on either:

 (1) a final decision on the merits by a court or other body before which a proceeding relating to the liability of that director or officer is brought finding that he or she is not liable by reason of disabling conduct; or

 (2) in the absence of such a decision, a determination, based upon a review of the facts, that the director or officer is not liable by reason of disabling conduct, by either:

  a. the vote of a majority of a quorum of directors, who are neither "interested persons" of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding; or

    b.  independent legal counsel in a written opinion; or

 (3) the dismissal of either a court or an administrative proceeding against the director or officer for insufficiency of evidence of any disabling conduct with which he or she has been charged.

(d) Under the conditions set forth in paragraph (e), the corporation shall advance funds to its officers and directors, and may advance funds to its employees and agents, to cover expenses, including attorneys' fees, they incur in defending any civil, criminal, administrative or investigative action, suit or proceeding, arising out of their service as directors or officers, to the fullest extent permitted by Delaware law.

 (e) The corporation shall advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any proceeding described in paragraph (d) only if an undertaking is provided by or on behalf of the director or officer to repay the advance unless it is ultimately determined using the procedure described in clause (c) (1) or
(c) (2) or (c) (3) that he or she is entitled to indemnification. It shall be a condition to any such advance that either:

ITEM 25.  INDEMNIFICATION (CONTINUED)

   (1) the director or officer shall provide security for his or her undertaking; or

   (2) the corporation shall be insured against losses arising by reason of any
unlawful    advance; or

   (3) either (aa) a majority of a quorum of the directors, who are neither
"interested    persons" of the corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the proceeding, or (bb) independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the director or officer will be found entitled to indemnification.

 (f) Provisions in this Section for indemnification of, and advancement of expenses to, officers, directors, employees and agents shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                           (2)              (3)



       NAME AND PRINCIPAL                        POSITIONS AND OFFICES          POSITIONS AND OFFICES

          BUSINESS ADDRESS                         WITH UNDERWRITER               WITH REGISTRANT



       David L. Abzug                            Regional Vice President        None

       27304 Park Vista Road

       Agoura Hills, CA 91301



       John A. Agar                              Vice President                 None

       #61 Point West Circle

       Little Rock, AR 72211



       Robert B. Aprison                         Vice President                 None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                        Vice President                 None



       Steven L. Barnes                          Senior Vice President          None

       5400 Mount Meeker Road

       Suite 1

       Boulder, CO  80301-3508



B      Carl R. Bauer                             Assistant Vice President       None



       Michelle A. Bergeron                      Senior Vice President          None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                       Regional Vice President        None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                           Senior Vice President          None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard                         Vice President                 None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                             Senior Vice President          None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                         Senior Vice President          None

       29003 Colonial Drive

       Georgetown, TX 78628



       Alan Brown                                Regional Vice President        None

       4129 Laclede Avenue

       St. Louis, MO 63108

B      J. Peter Burns                            Vice President                 None



       Brian C. Casey                            Regional Vice President        None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                         Senior Vice President          None

       609 W. Littleton Blvd., Suite 310

       Greenwood Village, CO  80120



       Christopher J. Cassin                     Senior Vice President          None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                          Vice President                 None

       1301 Stoney Creek Drive

       San Ramon, CA  94538



L      Larry P. Clemmensen                       Director                       None



L      Kevin G. Clifford                         Director, President and        None
                                                 Co-Chief

                                                 Executive Officer



       Ruth M. Collier                           Senior Vice President          None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                           Assistant Vice President       None



H      Carlo O. Cordasco                         Assistant Vice President       None



       Thomas E. Cournoyer                       Vice President                 None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                      Senior Vice President          None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting                           Vice President                 None



       William Daugherty                         Regional Vice President        None

       1216 Highlander Way

       Mechanicsburg, PA 17055

       Daniel J. Delianedis                      Regional Vice President        None

       8689 Braxton Drive

       Eden Prairie, MN  55347



       Michael A. Dilella                        Vice President                 None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                           Senior Vice President          None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                             Senior Vice President          None

       633 Menlo Avenue, Suite 210

       Menlo Park, CA  94025



       Peter J. Doran                            Director, Executive Vice       None
                                                 President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                         Secretary                      None



       Robert W. Durbin                          Vice President                 None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                          Senior Vice President          None



L      Paul H. Fieberg                           Senior Vice President          None



       John Fodor                                 Vice President                None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                           Regional Vice President        None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                          Senior Vice President          None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford                       Vice President                 None



       Jeffrey J. Greiner                        Vice President                 None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                        Director                       None



B      Mariellen Hamann                          Assistant Vice President       None



       David E. Harper                           Senior Vice President          None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                           Assistant Vice President       None



       Ronald R. Hulsey                          Vice President                 None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                           Regional Vice President        None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                       Director                       None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                          Vice President                 None



       Arthur J. Levine                          Senior Vice President          None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis                             Assistant Vice President       None



       T. Blake Liberty                          Regional Vice President        None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                              Regional Vice President        None

       5570 Beechwood Terrace

       West Des Moines, IA 50266



L      Lorin E. Liesy                            Assistant Vice President       None



L      Susan G. Lindgren                         Vice President -               None
                                                 Institutional

                                                 Investment Services



LW     Robert W. Lovelace                        Director                       None



       Stephen A. Malbasa                        Vice President                 None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                          Senior Vice President          None

       5241 South Race Street

       Littleton, CO  80121



L      J. Clifton Massar                         Director, Senior Vice          None
                                                 President



L      E. Lee McClennahan                        Senior Vice President          None



S      John V. McLaughlin                        Senior Vice President          None



       Terry W. McNabb                           Vice President                 None

       2002 Barrett Station Road

       St. Louis, MO  63131



L      R. William Melinat                        Vice President -               None
                                                 Institutional

                                                 Investment Services



       David R. Murray                           Vice President                 None

       60 Briant Drive

       Sudbury, MA  01776



       Stephen S. Nelson                         Vice President                 None

       P.O. Box 470528

       Charlotte, NC  28247-0528



       William E. Noe                            Regional Vice President        None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                            Vice President                 None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                             Vice President                 None

       62 Park Drive

       Glenview, IL  60025



       Gary A. Peace                             Regional Vice President        None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                           Regional Vice President        None

       6133 Calle del Paisano

       Scottsdale, AZ 85251



       Fredric Phillips                          Senior Vice President          None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                       Assistant Vice President       None



       Carl S. Platou                            Vice President                 None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



L      John O. Post                              Senior Vice President          None



S      Richard P. Prior                          Vice President                 None



       Steven J. Reitman                         Senior Vice President          None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                          Vice President                 None

       244 Lambeau Lane

       Glenville, NC  28736



       George S. Ross                            Senior Vice President          None

       55 Madison Avenue

       Morristown, NJ  07960



L      Julie D. Roth                             Vice President                 None



L      James F. Rothenberg                       Director                       None



       Douglas F. Rowe                           Vice President                 None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                      Regional Vice President        None

       9417 Beverlywood Street

       Los Angeles, CA  90034



       Dean B. Rydquist                          Senior Vice President          None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                         Senior Vice President          None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                       Vice President                 None

       31465 St. Andrews

       Westlake, OH  44145



L      R. Michael Shanahan                       Director                       President and Director



       Brad W. Short                             Regional Vice President        None

       306 15th Street

       Seal Beach, CA 90740



       David W. Short                            Chairman of the Board and      None

       1000 RIDC Plaza, Suite 212                Co-Chief Executive
                                                 Officer

       Pittsburgh, PA 15238



       William P. Simon                          Senior Vice President          None

       912 Castlehill Lane

       Devon, PA 19333



L      John C. Smith                             Assistant Vice President       None
                                                 -

                                                 Institutional Investment
                                                 Services



       Rodney G. Smith                           Vice President                 None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



S      Sherrie L. Snyder-Senft                   Assistant Vice President       None



       Anthony L. Soave                          Regional Vice President        None

       8831 Morning Mist Drive

       Clarkston, MI 48348



       Therese L. Souiller                       Assistant Vice President       None

       2652 Excaliber Court

       Virginia Beach, VA 23454



       Nicholas D. Spadaccini                    Regional Vice President        None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                      Assistant Vice President       None



       Daniel S. Spradling                       Senior Vice President          None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



LW     Eric H. Stern                             Director                       None



B      Max D. Stites                             Vice President                 None



       Thomas A. Stout                           Regional Vice President        None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                         Vice President                 None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                      Senior Vice President          None

       31641 Saddletree Drive

       Westlake Village, CA  91361



L      Drew W. Taylor                            Assistant Vice President       None



S      James P. Toomey                           Vice President                 None



I      Christopher E. Trede                      Vice President                 None



       George F. Truesdail                       Vice President                 None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                      Vice President                 None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                            Regional Vice President        None

       7 Gladstone Lane

       Laguna Niguel, CA 92677



       Thomas E. Warren                          Regional Vice President        None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                             Senior Vice President,         None

                                                 Treasurer and Controller



       Gregory J. Weimer                         Vice President                 None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                          Director                       None



       George J. Wenzel                          Regional Vice President        None

       3406 Shakespeare Drive

       Troy, MI 48084



       J. D. Wiedmaier                           Assistant Vice President       None

       3513 Riverstone Way

       Chesapeake, VA 23325



       Timothy J. Wilson                         Vice President                 None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                         Vice President                 None



H      Marshall D. Wingo                         Director, Senior Vice          None
                                                 President



L      Robert L. Winston                         Director, Senior Vice          None
                                                 President



       William R. Yost                           Vice President                 None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Janet M. Young                            Regional Vice President        None

       1616 Vermont

       Houston, TX  77006



       Scott D. Zambon                           Regional Vice President        None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 10th day of March, 2000.

    THE INVESTMENT COMPANY OF AMERICA
   By  /s/ JON B. LOVELACE, JR.
    (Jon B. Lovelace, Jr., Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on March 10, 2000, by the following persons in the capacities indicated.

          SIGNATURE                              TITLE

(1)       Principal Executive Officer:

            /s/ JON B. LOVELACE, JR.             Chairman of the Board

              (Jon B. Lovelace, Jr.)

(2)       Principal Financial Officer and

          Principal Accounting Officer:

           /s/ THOMAS M. ROWLAND                 Treasurer

              (Thomas M. Rowland)

(3)       Directors:

          Charles H. Black*                      Director

          Ann S. Bowers*                         Director

          Louise H. Bryson                       Director

          Malcolm R. Currie*                     Director


  /s/ JON B. LOVELACE, JR.
  (Jon B. Lovelace, Jr.) Chairman of the Board
  John G. McDonald* Director
  Bailey Morris-Eck* Director
  Richard G. Newman Director
  William C. Newton* Director
  James W. Ratzlaff* Vice Chairman of the Board
(3) continued - Directors:
  Olin C. Robison* Director
  R. Michael Shanahan President & Director
  William J. Spencer Director
 *By  /s/ VINCENT P. CORTI
        (Vincent P. Corti, Attorney-in-Fact)
Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
    /s/ Michael J. Downer
    (Michael J. Downer)